DEAN
                                family of funds


                                     [LOGO]

                                   PROSPECTUS

                                 July 15, 1998

                                                                      PROSPECTUS
                                                                   July 15, 1998

                              DEAN FAMILY OF FUNDS
                              2480 Kettering Tower
                               Dayton, Ohio 45423
--------------------------------------------------------------------------------

The Dean Family of Funds currently offers four separate series of shares to investors: the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund and the International Value Fund (individually a "Fund" and collectively the "Funds").

The LARGE CAP VALUE FUND seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies.

The SMALL CAP VALUE FUND seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

The BALANCED FUND seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

The INTERNATIONAL VALUE FUND seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

Each Fund offers two classes of shares: Class A shares (sold subject to a maximum 5.25% front-end sales load and a 12b-1 fee of up to .25% of average daily net assets) and Class C shares (sold subject to a 1% contingent deferred sales load for a one-year period and a 12b-1 fee of up to 1% of average daily net assets).

C.H. Dean & Associates, Inc., dba Dean Investment Associates, 2480 Kettering Tower, Dayton, Ohio 45423 ("Dean Investment Associates"), serves as investment adviser to the Funds. Dean Investment Associates is an independent investment counsel firm which has been advising individual, institutional and corporate clients since 1972. The firm manages approximately $4.2 billion for clients worldwide. Currently, Dean Investment Associates has 110 employees which include 9 Chartered Financial Analysts (CFA), 8 Certified Public Accountants (CPA), 3 Certified Financial Planners (CFP) and 3 PhDs. Dean Investment Associates is Dayton, Ohio's largest independent investment manager.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

This Prospectus sets forth concisely the information about the Funds that potential investors should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated July 15, 1998 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling the number listed below.

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For Information or Assistance in Opening An Account, Please Call:
Nationwide (Toll-Free)...........................................   888-899-8343
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THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                                                                               1

EXPENSE INFORMATION
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                                                           CLASS A      CLASS C
SHAREHOLDER TRANSACTION EXPENSES                           SHARES       SHARES
                                                           ------       ------
Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price) .................    5.25%        None
Maximum Contingent Deferred Sales Load
   (as a percentage of original purchase price) ........    None*        1.00%
Sales Load Imposed on Reinvested Dividends .............    None         None
Exchange Fee ...........................................    None         None
Redemption Fee .........................................    None**       None**

* Purchases at net asset value of amounts totaling $500,000 or more and purchases by qualified retirement plans with greater than 100 participants may be subject to a contingent deferred sales load of up to 1.00% if a redemption occurred within 12 months of purchase and a commission was paid by the Underwriter to a participating unaffiliated dealer. See "How to Redeem Shares."
** A wire transfer fee is charged in the case of  redemptions  made by wire. See
   "How to Redeem Shares."

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                      TOTAL FUND
                                                                                      OPERATING
                              MANAGEMENT FEES                          OTHER           EXPENSES
                             (AFTER WAIVERS)(A)   12B-1 FEES(B)       EXPENSES    (AFTER WAIVERS)(C)
----------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
Class A Shares                       .12%              .00%             1.72%             1.84%
Class C Shares                       .12%              .00%             2.47%             2.59%

SMALL CAP VALUE FUND
Class A Shares                       .86%              .04%              .94%             1.84%
Class C Shares                       .86%              .00%             1.73%             2.59%

BALANCED FUND
Class A Shares                       .24%              .00%             1.60%             1.84%
Class C Shares                       .24%              .00%             2.35%             2.59%

INTERNATIONAL VALUE FUND
Class A Shares                       .75%              .25%             1.10%             2.10%
Class C Shares                       .75%             1.00%             1.10%             2.85%

(A) Absent waivers, management fees would be 1.00% for the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund and 1.25% for the International Value Fund.
(B) Class A shares may incur 12b-1 fees in an amount up to .25% of average net assets and Class C shares may incur 12b-1 fees in an amount up to 1.00% of average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.
(C) Absent waivers of management fees and/or expense reimbursements by Dean Investment Associates, total Fund operating expenses would be 2.72% for Class A shares and 52.73% for Class C shares of the Large Cap Value Fund, 1.98% for Class A shares and 6.41% for Class C shares of the Small Cap Value Fund, 2.60% for Class A shares and 7.39% for Class C shares of the Balanced Fund, and 2.60% for Class A shares and 3.35% for Class C shares of the International Value Fund.

The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. The percentages expressing "Other Expenses" are based on amounts incurred during the most recent fiscal year, except for the percentages pertaining to the International Value Fund which are based on estimated amounts for the current fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                      LARGE CAP VALUE FUND
                      SMALL CAP VALUE FUND         INTERNATIONAL
                          BALANCED FUND              VALUE FUND
                      --------------------       -----------------
                        CLASS A   CLASS C        CLASS A   CLASS C
                        SHARES    SHARES         SHARES    SHARES
                        ------    ------         ------    ------

        1 Year           $ 71      $ 36           $ 74      $ 39
        3 Years           110        81            119        88
        5 Years           152       137
        10 Years          268       292

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following information, which has been audited by Ernst & Young, LLP, is an integral part of the Funds' financial statements and should be read in conjunction with the financial statements. The financial statements as of March 31, 1998 appear in the Statement of Additional Information of the Funds, which can be obtained at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 888-899-8343) or by writing to the Funds at the address on the front of this Prospectus.

                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
                FROM INITIAL PUBLIC OFFERING OF SHARES(A) THROUGH MARCH 31, 1998
--------------------------------------------------------------------------------

                                                   LARGE CAP VALUE FUND              SMALL CAP VALUE FUND
                                                 CLASS A          CLASS C          CLASS A          CLASS C
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ....    $     10.00      $     10.76      $     10.00      $     10.95
                                               -----------      -----------      -----------      -----------
Income from investment operations:
   Net investment income (loss) ...........           0.03            (0.01)            0.03            (0.02)
   Net realized and unrealized gains
      on investments ......................           2.36             1.56             3.30             2.33
                                               -----------      -----------      -----------      -----------
Total from investment operations ..........           2.39             1.55             3.33             2.31
                                               -----------      -----------      -----------      -----------
Less distributions:
   From net investment income .............          (0.03)           (0.00)           (0.02)           (0.00)
   From net realized gains ................          (0.15)           (0.15)           (0.47)           (0.47)
                                               -----------      -----------      -----------      -----------
Total distributions .......................          (0.18)           (0.15)           (0.49)           (0.47)
                                               -----------      -----------      -----------      -----------

Net asset value at end of period ..........    $     12.21      $     12.16      $     12.84      $     12.79
                                               ===========      ===========      ===========      ===========

Total return(B) ...........................          24.11%           14.63%           33.86%           21.63%
                                               ===========      ===========      ===========      ===========

Net assets at end of period ...............    $ 7,669,807      $   136,237      $19,437,554      $ 1,392,036
                                               ===========      ===========      ===========      ===========
Ratio of expenses to average net assets:(C)
   Before waiver of fees by Adviser .......           2.72%           52.73%            1.98%            6.41%
   After waiver of fees by Adviser ........           1.84%            2.59%            1.84%            2.59%

Ratio of net investment income (loss)
   to average net assets(C) ...............           0.30%           (0.55%)           0.35%           (0.42%)

Portfolio turnover rate(C) ................             54%              54%              62%              62%

Average commission rate per share .........    $    0.0600      $    0.0600      $    0.0589      $    0.0589

(A) Initial public offering date ..........        5-28-97          8-19-97          5-28-97           8-1-97

(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(C) Annualized.

                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
                FROM INITIAL PUBLIC OFFERING OF SHARES(A) THROUGH MARCH 31, 1998
--------------------------------------------------------------------------------

                                                      BALANCED FUND                INTERNATIONAL VALUE FUND
                                                 CLASS A          CLASS C          CLASS A          CLASS C
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ....    $     10.00      $     10.71      $     10.00      $      9.89
                                               -----------      -----------      -----------      -----------
Income from investment operations:
   Net investment income (loss) ...........           0.17             0.07            (0.05)           (0.04)
   Net realized and unrealized gains
      on investments and foreign currency .           1.62             0.92             1.81             1.87
                                               -----------      -----------      -----------      -----------
Total from investment operations ..........           1.79             0.99             1.76             1.83
                                               -----------      -----------      -----------      -----------
Less distributions:
   From net investment income .............          (0.16)           (0.10)              --               --
   From net realized gains ................          (0.08)           (0.08)              --               --
                                               -----------      -----------      -----------      -----------
Total distributions .......................          (0.24)           (0.18)              --               --
                                               -----------      -----------      -----------      -----------

Net asset value at end of period ..........    $     11.55      $     11.52      $     11.76      $     11.72
                                               ===========      ===========      ===========      ===========

Total return(B) ...........................          18.07%            9.37%           17.60%           18.50%
                                               ===========      ===========      ===========      ===========

Net assets at end of period ...............    $ 7,262,670      $ 1,083,890      $ 1,295,896      $    87,249
                                               ===========      ===========      ===========      ===========
Ratio of expenses to average net assets:(C)
   Before waiver of fees by Adviser .......           2.60%            7.39%           16.66%           58.89%
   After waiver of fees by Adviser ........           1.84%            2.59%            2.04%            2.82%

Ratio of net investment income (loss)
   to average net assets(C) ...............           1.85%            0.99%           (1.30%)          (1.94%)

Portfolio turnover rate(C) ................             64%              64%             109%             109%

Average commission rate per share .........    $    0.0600      $    0.0600      $    0.0368      $    0.0368

(A) Initial public offering date ..........        5-28-97           8-1-97         10-13-97          11-6-97

(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(C) Annualized.

INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The Dean Family of Funds (the "Trust") is comprised of four Funds, each with its own portfolio and investment objective. None of the Funds is intended to be a complete investment program, and there is no assurance that the investment objective of any Fund can be achieved. Each Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in a Fund's investment objective, shareholders should consider whether such Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

Known primarily for its balanced approach to managing money, Dean Investment Associates strives to generate superior risk-adjusted returns over full market cycles. Dean Investment Associates also has 25 years experience in managing equities via the "value" approach. The "value" approach is a disciplined, prudent approach to equity management that attempts to provide superior capital appreciation on a risk-adjusted basis by investing in equities which are out-of-favor, neglected or misunderstood. The goal is to choose those equities that appear to have the greatest margin of safety.

LARGE CAP VALUE FUND

The Large Cap Value Fund seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies. A "large company" is one which has a market capitalization of greater than $750 million at the time of investment. Under normal circumstances, at least 65% of the Fund's total assets will be invested in common stocks of large companies or securities convertible into common stocks of large companies (such as convertible bonds, convertible preferred stocks and warrants). The Fund may invest in preferred stocks and bonds provided they are rated at the time of purchase in the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB) or, if unrated, are determined by Dean Investment Associates to be of comparable quality. Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below Baa or BBB. Dean Investment Associates will consider such an event to be relevant in its determination of whether the Fund should continue to hold such security. See the Statement of Additional Information for a description of ratings.

The stock selection approach of the Fund can best be described in the vernacular of the investment business as a "value" orientation. That is, great emphasis is placed on purchasing stocks that have lower than market multiples of price to earnings, book value, cash flow and revenues and/or high dividend yield. As indicated above, companies in whose securities the Fund may invest will predominantly have large capitalizations in terms of total market value. Usually, but not always, the stocks of such companies are traded on major stock exchanges. Such stocks are usually very liquid, but there may be periods when a particular stock or stocks in general become substantially less liquid. Such periods are usually, but not always, brief and care will be taken by Dean Investment Associates to minimize the overall liquidity risk of the Fund's portfolio.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the control of Dean Investment Associates. As a result, the return and net asset value of the Fund will fluctuate.

The Fund may invest in foreign companies through the purchase of sponsored American Depository Receipts (certificates of ownership issued by an American bank or trust company as a convenience to investors in lieu of the underlying shares which it holds in custody) or other securities of foreign issuers that are publicly traded in the United States. When selecting foreign investments, Dean Investment Associates will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the Fund invests. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies.

The Trust has approved the use of certain options and futures strategies for the Fund, including the purchase and sale of options on equity securities, stock indices and futures contracts and the purchase and sale of stock index futures contracts. For a discussion of these transactions, see "Additional Investment Information."

When Dean Investment Associates believes substantial price risks exist for common stocks and securities convertible into common stocks because of uncertainties in the investment outlook or when in the judgment of Dean Investment Associates it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than one year, shares of money market investment companies or repurchase agreements collateralized by U.S. Government obligations. The Fund is also permitted to lend its securities and to borrow money and pledge its assets in connection therewith. See "Additional Investment Information" for a discussion of these transactions. The Fund will not invest more than 10% of its total assets in shares of money market investment companies. Investments by the Fund in shares of money market investment companies may result in duplication of advisory, administrative and distribution fees.

SMALL CAP VALUE FUND

The Small Cap Value Fund seeks to provide capital appreciation by investing primarily in the common stocks of small companies. A "small company" is one which has a market capitalization of $750 million or less at the time of investment. Under normal circumstances, the Fund will invest at least 65% of its total assets in the common stocks of small companies or securities convertible into common stocks of small companies (such as convertible bonds, convertible preferred stocks and warrants). However, the Fund may invest a portion of its assets in common stocks of larger companies. The Fund may invest in preferred stocks and bonds provided they are rated at the time of purchase in the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB) or, if unrated, are determined by Dean Investment Associates to be of comparable quality. Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below Baa or BBB. Dean Investment Associates will consider such an event to be relevant in its determination of whether the Fund should continue to hold such security. See the Statement of Additional Information for a description of ratings.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of Dean Investment Associates. As a result, the return and net asset value of the Fund will fluctuate.

The stock selection approach of the Fund can best be described in the vernacular of the investment business as a "value" orientation. That is, great emphasis is placed on purchasing stocks that have lower than market multiples of price to earnings, book value, cash flow and revenues and/or high dividend yield. The Fund may invest a significant portion of its assets in small, unseasoned companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

The Fund may invest in foreign companies through the purchase of sponsored American Depository Receipts (certificates of ownership issued by an American bank or trust company as a convenience to investors in lieu of the underlying shares which it holds in custody) or other securities of foreign issuers that are publicly traded in the United States. When selecting foreign investments, Dean Investment Associates will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the Fund invests. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies.

The Trust has approved the use of certain options and futures strategies for the Fund, including the purchase and sale of options on equity securities, stock indices and futures contracts and the purchase and sale of stock index futures contracts. For a discussion of these transactions, see "Additional Investment Information".

When Dean Investment Associates believes substantial price risks exist for common stocks and securities convertible into common stocks because of uncertainties in the investment outlook or when in the judgment of Dean Investment Associates it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than one year, shares of money market investment companies or repurchase agreements collateralized by U.S. Government obligations. The Fund is also permitted to lend its securities and to borrow money and pledge its assets in connection therewith. See "Additional Investment Information" for a discussion of these transactions. The Fund will not invest more than 10% of its total assets in shares of money market investment companies. Investments by the Fund in shares of money market investment companies may result in duplication of advisory, administrative and distribution fees.

BALANCED FUND

The Balanced Fund seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments. Under normal circumstances, the asset mix of the Fund will normally range between 40-75 percent in common stocks and securities convertible into common stocks, 25-60 percent in preferred stocks and bonds, and 0-25 percent in money market instruments. Moderate shifts between asset classes are made in an attempt to maximize returns or reduce risk.

Because the Fund intends to allocate its assets among equity securities, fixed-income securities and money market instruments, it may not be able to achieve, at times, a total return as high as that of a portfolio with complete freedom to invest its assets entirely in any one type of security. Likewise, since a portion of the Fund's portfolio will normally consist of fixed-income securities and/or money market instruments, the Fund may not achieve the degree of capital appreciation that a portfolio investing solely in equity securities might achieve. It should be noted that, although the Fund intends to invest in fixed-income securities to reduce the price volatility of the Fund's shares, intermediate and long-term fixed-income securities do fluctuate in value more than money market instruments.

The Fund attempts to achieve growth of capital through its investments in equity securities. The equity securities that the Fund may purchase consist of common stocks or securities having characteristics of common stocks (such as convertible preferred stocks, convertible debt securities or warrants) of domestic issuers. The equity selection approach of the Fund can best be described in the vernacular of the investment business as a "value" orientation. That is, great emphasis is placed on purchasing stocks that have lower than market multiples of price to earnings, book value, cash flow and revenues and/or high dividend yield.

The Fund attempts to earn current income and at the same time achieve moderate growth of capital and/or reduce fluctuation in the net asset value of its shares by investing a portion of its assets in fixed-income securities. The fixed-income securities that the Fund may purchase include U.S. Government obligations and corporate debt securities (such as bonds and debentures) maturing in more than one year from the date of purchase and preferred stocks of domestic issuers rated at the time of purchase in the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB) or, if unrated, which are determined by Dean Investment Associates to be of comparable quality. Preferred stocks and fixed-income securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below Baa or BBB. Dean Investment Associates will consider such an event to be relevant in its determination of whether the Fund should continue to hold such security. See the Statement of Additional Information for a description of ratings.

Investments in fixed-income and equity securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of Dean Investment Associates. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of the Fund will fluctuate.

The Fund also attempts to earn current income and reduce fluctuation in the net asset value of its shares by investing a portion of its assets in money market instruments. The money market instruments that the Fund may purchase consist of short-term (i.e., maturing in one year or less from the date of purchase) dollar-denominated debt obligations which (i) are U.S. Government obligations,
(ii) are issued by domestic banks, or (iii) are issued by domestic corporations, if such corporate debt obligations have been rated at least Prime-2 by Moody's Investors Service, Inc. ("Moody's") or A-2 by Standard & Poor's Ratings Group ("S&P"), or have an outstanding issue of debt securities rated at least A by Moody's or S&P, or are of comparable quality in the opinion of Dean Investment Associates. Money market instruments also include repurchase agreements collateralized by U.S. Government obligations and shares of money market investment companies. The Fund will not invest more than 10% of its total assets in shares of money market investment companies. Investments by the Fund in shares of money market investment companies may result in duplication of advisory, administrative and distribution fees. When Dean Investment Associates believes substantial price risks exist for equity securities and/or fixed-income securities because of uncertainties in the investment outlook or when in the judgment of Dean Investment Associates it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold greater than 25% of its assets in money market instruments for defensive purposes.

Investors should be aware that the investment results of the Fund depend upon the ability of Dean Investment Associates to correctly anticipate the relative performance and risk of equity securities, fixed-income securities and money market instruments. Historical evidence indicates that correctly timing portfolio allocations among these asset classes has been an extremely difficult investment strategy to implement successfully. There can be no assurance that Dean Investment Associates will correctly anticipate relative asset class performance in the future on a consistent basis. Investment results would suffer, for example, if only a small portion of the Fund's assets were invested in stocks during a significant stock market advance or if a major portion were invested in stocks during a major decline.

The Fund may invest in foreign companies through the purchase of sponsored American Depository Receipts (certificates of ownership issued by an American bank or trust company as a convenience to investors in lieu of the underlying shares which it holds in custody) or other securities of foreign issuers that are publicly traded in the United States. When selecting foreign investments, Dean Investment Associates will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the Fund invests. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risks, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies.

The Trust has approved the use of certain options and futures strategies for the Fund, including the purchase and sale of options on equity securities, stock indices and futures contracts and the purchase and sale of stock index futures contracts. The Fund is also permitted to lend its securities and to borrow money and pledge its assets in connection therewith. For a discussion of these transactions, see "Additional Investment Information."

INTERNATIONAL VALUE FUND

The International Value Fund seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies. Generally, the stocks purchased by the Fund are issued by companies located in the United Kingdom, Continental Europe and the Pacific Basin, including Japan, Singapore, Malaysia, Hong Kong and Australia. Under normal market conditions, investments will be made in a minimum of three countries other than the United States.

Dean Investment Associates has retained Newton Capital Management Ltd. ("Newton Capital") to manage the investments of the International Value Fund. Individual stock selection decisions are based upon Newton Capital's assessment of value based on fundamental research. Fundamental research includes a review of capitalization and valuation measures. Stocks are chosen that Newton Capital believes sell at a discount to the company's true economic value. The stock selection process includes a review of enterprise value to sales, price/earnings relative to the local market, dividend coverage, dividend yield relative to the local market, and price to free cash flow. Preference is given to companies with strong balance sheets and histories of consistent profitability. This strategic framework guides the managers towards the sectors and company characteristics that they believe will lead to future out-performance of the Europe, Australia and Far East Index compiled by Morgan Stanley Capital International.

Over the longer term, stocks are selected which will be able to deliver superior earnings and dividend growth. This will often reflect the company's market position and pricing power. Newton Capital looks for either a dominant position in a competitive market or a well protected niche. The goal is to be able to invest in these companies at valuation levels which do not reflect their future prospects so a wider view is used when analyzing a company's potential. Response to different phases of the market and economic cycle will be made, for instance, through varying the Fund's exposure to more cyclical companies ahead of an expected economic recovery. Other, more specific criteria will also generate some stock selection decisions.

Under normal circumstances, at least 65% of the Fund's total assets will be invested in the common stocks of foreign companies and securities convertible into the common stocks of foreign companies (such as convertible bonds, convertible preferred stocks and warrants). The Fund may invest in preferred stocks and bonds provided they are rated at the time of purchase in the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or
BBB) or, if unrated, are determined by Newton Capital to be of comparable quality. Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below Baa or BBB. Newton Capital will consider such an event to be relevant in its determination of whether the Fund should continue to hold such security. See the Statement of Additional Information for a description of ratings.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the control of Newton Capital. As a result, the return and net asset value of the Fund will fluctuate.

Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in foreign securities markets are generally higher than in the U.S. and there is generally less governmental supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in foreign courts. Depository receipts that are not sponsored by the issuer may be less liquid. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor.

The Fund's investments that are denominated in a currency other than the U.S. dollar are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Fund may try to hedge these risks by investing in foreign currencies, currency futures contracts and options thereon, forward currency exchange contracts, or any combination thereof, but there can be no assurance that such strategies will be effective.

The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and have less liquidity. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures applied internally or imposed by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The Fund presently intends to limit its investments in emerging market countries to no more than 10% of its net assets.

The Trust has approved the use of certain options and futures strategies for the Fund, including the purchase and sale of options on equity securities, stock indices and futures contracts and the purchase and sale of stock index futures contracts and forward currency exchange contracts. For a discussion of these transactions, see "Additional Investment Information."

When Newton Capital believes substantial price risks exist for common stocks and securities convertible into common stocks because of uncertainties in the investment outlook or when in the judgment of Newton Capital it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than one year, shares of money market investment companies or repurchase agreements collateralized by U.S. Government obligations. The Fund is also permitted to lend its securities and to borrow money and pledge its assets in connection therewith. See "Additional Investment Information" for a discussion of these transactions. The Fund will not invest more than 10% of its total assets in shares of money market investment companies. Investments by the Fund in shares of money market investment companies may result in duplication of advisory, administrative and distribution fees.

ADDITIONAL INVESTMENT INFORMATION

OPTIONS AND FUTURES. Each Fund may write covered call and covered put options on equity securities that the particular Fund is eligible to purchase. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund. These options are covered by the Fund because, in the case of call options, it will own the underlying securities as long as the option is outstanding or because, in the case of put options, it will maintain a segregated account of cash or portfolio securities which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities. The Funds may also write straddles (combinations of puts and calls on the same underlying security). A Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

Each Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. A Fund may purchase call options on securities or on relevant stock indices to hedge against an increase in the value of securities that the Fund wants to buy sometime in the future. The premium paid for the call option and any transaction costs will increase the cost of securities acquired upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but forgoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

The Funds may purchase either exchange-traded or over-the-counter options on securities. A Fund's ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

The Funds may purchase and sell futures contracts to hedge against changes in prices. The Funds will not engage in futures transactions for speculative purposes. A Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When a Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, a Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

A Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on a Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of a Fund's total assets. When a Fund purchases futures contracts, an amount of cash and cash equivalents equal to the underlying commodity value of the futures contracts (less any related margin deposits) will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When a Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above. When a Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in a Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. A Fund's ability to establish and close out futures and options positions depends on this secondary market.

REAL ESTATE SECURITIES. The Funds may not invest in real estate (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Funds may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.

FORWARD CURRENCY EXCHANGE CONTRACTS. The International Value Fund may enter into forward currency exchange contracts. When Newton Capital believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may attempt to hedge some portion or all of this anticipated risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the International Value Fund's portfolio obligations denominated in such foreign currency. It may also enter into such contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts will also have the effect of limiting any gains to the International Value Fund between trade and settlement dates resulting from changes in such rates.

U.S. GOVERNMENT OBLIGATIONS. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan
Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Funds are not guaranteed or backed by the United States Government.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and the largest and, in the judgment of the investment adviser, most creditworthy primary U.S. Government securities dealers. Each Fund will only enter into repurchase agreements which are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper within the two top ratings of either Moody's (Prime-1 or Prime-2) or S&P (A-1 or A-2), or which, in the opinion of the investment adviser is of equivalent investment quality. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restriction on illiquid investments unless, in the judgment of the investment adviser, such note is liquid.

WHEN-ISSUED SECURITIES. Obligations issued on a when-issued or to-be-announced basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. In a to-be-announced transaction, a Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities. The Funds will only make commitments to purchase obligations on a when-issued or to-be-announced basis with the intention of actually acquiring the obligations, but a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. The Funds will purchase securities on a when-issued basis or to-be-announced basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction.

Purchases of securities on a when-issued or to-be-announced basis are subject to market fluctuations and their current value is determined in the same manner as other portfolio securities. When effecting such purchases for a Fund, a segregated account of cash or liquid securities of the Fund in an amount sufficient to make payment for the portfolio securities to be purchased will be maintained with the Fund's Custodian at the trade date and valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of segregated securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the Fund's segregated assets will equal the amount of the Fund's commitments to purchase when-issued obligations and securities on a to-be-announced basis. A Fund's purchase of securities on a when-issued or to-be-announced basis may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date or if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

BORROWING AND PLEDGING. Each Fund may borrow money from banks, provided that, immediately after any such borrowings, there is asset coverage of 300% for all borrowings of the Fund. A Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. Each Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Funds and, therefore, if employed, increases the possibility of fluctuation in a Fund's net asset value. This is the speculative factor known as leverage. Each Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. It is the Funds' present intention, which may be changed by the Board of Trustees without shareholder approval, to borrow only for emergency or extraordinary purposes and not for leverage.

LENDING PORTFOLIO SECURITIES. Each Fund may, from time to time, lend securities on a short-term basis (i.e., for up to seven days) to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. It is the present intention of the Trust, which may be changed without shareholder approval, that loans of portfolio securities will not be made with respect to a Fund if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Fund's total assets. Securities lending will afford a Fund the opportunity to earn additional income because the Fund will continue to be entitled to the interest payable on the loaned securities and also will either receive as income all or a portion of the interest on the investment of any cash loan collateral or, in the case of collateral other than cash, a fee negotiated with the borrower. Such loans will be terminable at any time. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. A Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights. A Fund may pay reasonable fees in connection with arranging such loans.

PORTFOLIO TURNOVER. The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. However, each Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the investment adviser. Although the annual portfolio turnover rate of each of the Funds cannot be accurately predicted, it is not expected to exceed 100% with respect to any of the Funds, but may be either higher or lower. A 100% turnover rate would occur, for example, if all the securities of a Fund were replaced once in a one-year period. High turnover involves correspondingly greater commission expenses and transaction costs and may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

The initial investment in a Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans). The Funds may, in Dean Investment Associates' sole discretion, accept certain accounts with less than the stated minimum initial investment. Investors may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, 2480 Securities LLC (the "Underwriter"). Investors may also make an initial investment directly by sending a check and a completed account application to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354 (the "Transfer Agent"). Checks should be made payable to the applicable Fund. An account application is included in this Prospectus. Additional shares may be purchased through the Open Account Program described below.

The Trust mails investors a confirmation of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust and the Underwriter reserve the right to limit the amount of investments and to refuse to sell to any person.

Investors should be aware that the Funds' account application contains provisions in favor of the Trust, the Underwriter, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone exchanges) made available to investors.

Should an order to purchase shares be canceled because the check does not clear, the investor will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

OPEN ACCOUNT PROGRAM. Please direct inquiries concerning the services described in this section to the Transfer Agent at the address or numbers listed below.

After an initial investment, all investors are considered participants in the Open Account Program. The Open Account Program helps investors make purchases of shares of the Funds over a period of years and permits the automatic reinvestment of dividends and distributions of the Funds in additional shares without a sales load.

Under the Open Account Program, the investor may purchase and add shares to his or her account at any time either through a securities dealer or by sending a check to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the applicable Fund.

Under the Open Account Program, investors may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 888-899-8343) for instructions. The bank may impose a charge for sending a wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

Each additional purchase request must contain the name of the account and the account number to permit proper crediting to the account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such a requirement. All purchases under the Open Account Program are made at the public offering price next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Funds to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

SALES LOAD ALTERNATIVES

Each Fund offers two classes of shares which may be purchased at the election of the purchaser. The two classes of shares each represent interests in the same portfolio of investments of a Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a specific class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the incremental expenses associated with the distribution fee (see "Distribution Plans").

The Funds' alternative sales arrangements permit investors to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold his or her shares and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur a front-end sales load and be subject to lower ongoing charges, as discussed below, or to have all of the initial purchase price invested in the Funds with the investment thereafter being subject to higher ongoing charges. A salesperson or any other person entitled to receive any portion of a distribution fee may receive different compensation for selling Class A or Class C shares.

As an illustration, investors who qualify for significantly reduced sales loads, as described below, might elect the Class A sales load alternative because similar sales load reductions are not available for purchases under the Class C sales load alternative. Moreover, shares acquired under the Class A sales load alternative would be subject to lower ongoing distribution fees as described below. Investors not qualifying for reduced initial sales loads who expect to maintain their investment for an extended period of time might also elect the Class A sales load alternative because over time the accumulated continuing distribution fees on Class C shares may exceed the difference in initial sales loads between Class A and Class C shares. Again, however, such investors must weigh this consideration against the fact that less of their funds will be invested initially under the Class A sales load alternative. Furthermore, the higher ongoing distribution fees will be offset to the extent any return is realized on the additional funds initially invested under the Class C sales load alternative.

Some investors might determine that it would be more advantageous to utilize the Class C sales load alternative to have more of their funds invested initially, despite being subject to higher ongoing distribution fees and, for a one-year period, being subject to a contingent deferred sales load. For example, based on estimated fees and expenses, an investor subject to the maximum 5.25% initial sales load on Class A shares who elects to reinvest dividends in additional shares would have to hold the investment in Class A shares approximately 6 years before the accumulated ongoing distribution fees on the alternative Class C shares would exceed the initial sales load plus the accumulated ongoing distribution fees on Class A shares. In this example and assuming the investment was maintained for more than 6 years, the investor might consider purchasing Class A shares. This example does not take into account the time value of money which reduces the impact of the higher ongoing Class C distribution fees, fluctuations in net asset value or the effect of different performance assumptions.

In addition to the compensation otherwise paid to securities dealers, the Underwriter may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

                                 CLASS A SHARES

Class A shares are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

The public offering price of Class A shares is the next determined net asset value per share plus a sales load as shown in the following table.

                                       Sales Load as % of:
                                      ----------------------         Dealer
                                       Public         Net          Reallowance
                                      Offering       Amount      as % of Public
Amount of Investment                   Price        Invested     Offering Price
-------------------------------       --------      --------     --------------
Less than $25,000                        5.25%        5.54%           4.75%
$25,000 but less than $50,000            4.50         4.71            4.00
$50,000 but less than $100,000           3.75         3.90            3.25
$100,000 but less than $250,000          3.00         3.09            2.50
$250,000 but less than $500,000          2.25         2.30            2.00
$500,000 or more                         None*        None*

* There is no front-end sales load on purchases of $500,000 or more but a contingent deferred sales load of up to 1.00% may apply with respect to Class A shares if a commission was paid by the Underwriter to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

Under certain circumstances, the Underwriter may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Funds may be deemed to be underwriters under the Securities Act of 1933. The Underwriter retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record.

For purchases of Class A shares of the Funds by qualified retirement plans with greater than 100 participants, a dealer's commission of 1.00% of such purchases may be paid by the Underwriter to participating unaffiliated dealers through whom such purchases are effected. For initial purchases of Class A shares of the Funds of $500,000 or more and subsequent purchases further increasing the size of the account, a dealer's commission of 1.00% of such purchases from $500,000 to $3 million, .75% of such purchases from $3 million to $5 million and .50% of such purchases in excess of $5 million of the purchase amount may be paid by the Underwriter to participating unaffiliated dealers through whom such purchases are effected. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds and shares of any other fund which has made appropriate arrangements with the Underwriter may be aggregated. Dealers should contact the Underwriter concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other funds will not qualify for payment of the dealer's commission, unless such exchange is from a fund with assets as to which a dealer's commission or similar payment has not been previously paid. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Class A Shares" below.

REDUCED SALES LOAD. A "purchaser" (defined below) may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of his existing Class A shares of any Fund in the Dean Family of Funds with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made of shares of any Fund in the Dean Family of Funds pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. Shareholders should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

PURCHASES AT NET ASSET VALUE. Banks, bank trust departments and savings and loan associations, and employees of such institutions, in their fiduciary capacity or for their own accounts, may purchase Class A shares of the Funds at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase Class A shares at net asset value.

In addition, Class A shares of the Funds may be purchased at net asset value by broker-dealers who have a sales agreement with the Underwriter and their registered personnel and employees, including members of the immediate families of such registered personnel and employees. Clients of investment advisers and financial planners may also purchase Class A shares of the Funds at net asset value if their investment adviser or financial planner has made arrangements to permit them to do so with the Trust and the Underwriter. The investment adviser or financial planner must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.

Class A shares may also be purchased at net asset value by organizations which qualify under section 501(c)(3) of the Internal Revenue Code as exempt from Federal income taxes, their employees, alumni and benefactors, and family members of such individuals, and by qualified retirement plans with greater than 100 participants whose broker of record is not affiliated with the Adviser or the Underwriter and has made appropriate arrangements with the Funds.

Trustees, directors, officers and employees of the Trust, Dean Investment Associates, the Underwriter or the Transfer Agent, including members of the immediate families of such individuals and employee benefit plans established by such entities, may also purchase Class A shares of the Funds at net asset value.

CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares (or shares into which such Class A shares were exchanged) purchased at net asset value in amounts totaling $500,000 or more or by qualified retirement plans with greater than 100 participants, if the dealer's commission described above was paid by the Underwriter and the shares are redeemed within twelve months from the date of purchase. The contingent deferred sales load will be paid to the Underwriter and will be equal to the commission percentage paid at the time of purchase (either 1.00%, .75% or .50% depending on the amount of purchase) as applied to the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If a purchase of Class A shares is subject to the contingent deferred sales load, the investor will be so notified on the confirmation for such purchase.

Redemptions of such Class A shares of the Funds held for at least 12 months will not be subject to the contingent deferred sales load and an exchange of such Class A shares into another fund is not treated as a redemption and will not trigger the imposition of the contingent deferred sales load at the time of such exchange. A fund will "tack" the period for which such Class A shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such Class A shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege".

The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Underwriter may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc. The contingent deferred sales load is also waived for any partial or complete redemption of shares purchased by qualified retirement plans whose broker of record has made appropriate arrangements with the Funds.

ADDITIONAL INFORMATION. For purposes of determining the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

                                 CLASS C SHARES

Class C shares are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day. A contingent deferred sales load is imposed on Class C shares if an investor redeems an amount which causes the current value of the investor's account to fall below the total dollar amount of purchase payments subject to the deferred sales load, except that no such charge is imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Whether a contingent deferred sales load is imposed will depend on the amount of time since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the contingent deferred sales load according to the following schedule:

             Year Since Purchase           Contingent Deferred
              Payment was Made                  Sales Load
              ----------------             -------------------
                 First Year                         1%
                 Thereafter                        None

In determining whether a contingent deferred sales load is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment (from which a redemption or exchange has not already been effected). If the earliest purchase from which a redemption has not yet been effected was made within one year before the redemption, then a deferred sales load at the rate of 1% will be imposed.

The following example will illustrate the operation of the contingent deferred sales load. Assume that an individual opens an account and purchases 1,000 shares at $10 per share and that six months later the net asset value per share is $12 and, during such time, the investor has acquired 50 additional shares through reinvestment of distributions. If at such time the investor should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

All sales loads imposed on redemptions are paid to the Underwriter. The Underwriter intends to pay a commission of 1% of the purchase amount to participating brokers at the time the investor purchases Class C shares.

The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Underwriter may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc. The contingent deferred sales load is also waived for any partial or complete redemption of shares purchased by qualified retirement plans where the broker of record and the Underwriter have agreed to such waiver.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

Contact  the  Transfer  Agent  (Nationwide  call  toll-free   888-899-8343)  for
additional information about the shareholder services described below.

AUTOMATIC WITHDRAWAL PLAN

If the shares in an account have a value of at least $5,000, the shareholder may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional Class A shares while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

TAX-DEFERRED RETIREMENT PLANS

Shares of the Funds are available for purchase in connection with the following tax-deferred retirement plans:

     --   Keogh Plans for self-employed individuals
     -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs
     -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision
     -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

DIRECT DEPOSIT PLANS

Shares of the Funds may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Funds.

AUTOMATIC INVESTMENT PLAN

Shareholders may make automatic monthly investments in a Fund from their bank, savings and loan or other depository institution account on the 15th and/or last business day of the month. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. A shareholder's depository institution may impose its own charge for debiting an account which would reduce the return from an investment in the Funds.

REINVESTMENT PRIVILEGE

If a shareholder has redeemed shares of a Fund, he or she may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Shareholders may redeem shares of a Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and the account number. The request must be signed exactly as the shareholder's name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, the shareholder's signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Shareholders may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. Shareholders will receive the net asset value per share next determined after receipt by the Transfer Agent of the wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

If the instructions request a redemption by wire, the shareholder will be charged a processing fee. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from the shareholder's account by redemption of shares in the account. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in the shareholder's account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

A contingent deferred sales load may apply to a redemption of Class C shares or to a redemption of certain Class A shares purchased at net asset value. See "How to Purchase Shares."

Shares are redeemed at their net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described above, less any applicable contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, shareholders may purchase shares of the Funds by certified check or wire.

The Trust and the Transfer Agent will consider all written and verbal instructions as authentic and will not be responsible for the processing of exchange instructions received by telephone which are reasonably believed to be genuine or the delivery or transmittal of the redemption proceeds by wire. The affected shareholders will bear the risk of any such loss. The privilege of exchanging shares by telephone is automatically available to all shareholders. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require shareholders to close an account if at any time the value of the shares in the account is less than $1,000 (based on actual amounts invested including any sales load paid, unaffected by market fluctuations), or $250 in the case of tax-deferred retirement plans, or such other minimum amount as the Trust may determine from time to time. After notification of the Trust's intention to close an account, the shareholder will be given thirty days to increase the value of the account to the minimum amount.

The Trust  reserves the right to suspend the right of  redemption or to postpone
the  date  of  payment  for  more  than  three   business   days  under  unusual
circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

Shares of the Funds may be exchanged for each other or for shares of other funds which have made appropriate arrangements with the Underwriter.

Class A shares of a Fund which are not subject to a contingent deferred sales load may be exchanged for Class A shares of any other Fund or for shares of a money market fund which has made the appropriate arrangements with the Underwriter. Class A shares of a Fund which are not subject to a contingent deferred sales load may also be exchanged for Class A shares of any other fund which has made the appropriate arrangements with the Underwriter (provided such shares are not subject to a contingent deferred sales load).

Class C shares of a Fund, as well as Class A shares of a Fund subject to a contingent deferred sales load, may be exchanged, on the basis of relative net asset value per share, for shares of any other Fund subject to a contingent deferred sales load. Class C shares of a Fund, as well as Class A shares of a Fund subject to a contingent deferred sales load, may also be exchanged, on the basis of relative net asset value per share, for shares subject to a contingent deferred sales load of any other fund which has made appropriate arrangements with the Underwriter. A fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. Class C shares of a Fund, purchased by a qualified retirement plan whose broker of record is not affiliated with the Adviser or the

Underwriter and which has made appropriate arrangements with the Fund, may be exchanged for Class A shares of a Fund on the earlier of the date that the value of such plan's assets first equals or exceeds $5 million or that is ten years after the date of the initial purchase of the shares to be exchanged.

Shareholders may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as the shareholder's name appears on the Trust's account records. Exchanges may also be requested by telephone. If a shareholder is unable to execute a transaction by telephone (for example during times of unusual market activity) the shareholder should consider requesting the exchange by mail or by visiting the Trust's offices at 2480 Kettering Tower, Dayton, Ohio 45423. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent.

Exchanges may only be made for shares of funds then offered for sale in the shareholder's state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause the shareholder to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain more information about exchanges.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Large Cap Value Fund, the Balanced Fund and the International Value Fund each expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Small Cap Value Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Distributions are paid according to one of the following options:

     Share Option --    income  distributions  and capital  gains  distributions
                        reinvested in additional shares.

     Income Option --   income   distributions  and  short-term   capital  gains
                        distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

     Cash Option --     income  distributions  and capital  gains  distributions
                        paid in cash.

The choice of option should be indicated on the application. If no option is specified, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If the Income Option or the Cash Option is selected and the U.S. Postal Service cannot deliver the checks or if the checks remain uncashed for six months, dividends may be reinvested in the account at the then-current net asset value and the account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

An investor who has received in cash any dividend or capital gains distribution from any Fund may return the distribution within thirty days of the distribution date to the Transfer Agent for reinvestment at the net asset value next determined after its return. The investor or his dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

TAXES
--------------------------------------------------------------------------------

Each Fund has qualified and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Each Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income and from net realized short-term capital gains, if any, are taxable as ordinary income. Dividends distributed by the Funds from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations. Distributions resulting from the sale of foreign currencies and foreign obligations, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If these transactions result in reducing a Fund's net income, a portion of the income may be classified as a return of capital (which will lower a shareholder's tax basis). If a Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's net investment income but still may be included in a shareholder's taxable income. However, a shareholder may be able to claim an offsetting tax credit or itemized deduction on his return for his portion of foreign taxes paid by the Fund.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by a Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Redemptions of shares of the Funds are taxable events on which a shareholder may realize a gain or loss.

The Funds' use of hedging techniques, such as foreign currency forwards, futures and options, involves greater risk of unfavorable tax consequences than funds not engaging in such techniques. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds as well as affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

The Funds will mail to each of their shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Funds may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Funds and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUNDS
--------------------------------------------------------------------------------

The Funds are diversified series of the Dean Family of Funds, an open-end management investment company organized as an Ohio business trust on December 18, 1996. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

The Trust retains Dean Investment Associates, 2480 Kettering Tower, Dayton, Ohio 45423, to manage the Funds' investments. Dean Investment Associates is an independent investment counsel firm which has been advising individual, institutional and corporate clients since 1972. Dean Investment Associates currently provides investment advisory services to three registered investment companies which serve as underlying vehicles for variable annuity insurance products. The firm manages approximately $4.2 billion for clients worldwide. Currently, Dean Investment Associates has 110 employees which include 9 Chartered Financial Analysts (CFA), 8 Certified Public Accountants (CPA), 3
Certified Financial Planners (CFP) and 3 PhDs. Dean Investment Associates is Dayton, Ohio's largest independent investment manager. The controlling shareholder of Dean Investment Associates is Chauncey H. Dean.

The Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund each pays Dean Investment Associates a fee for its services equal to the annual rate of 1.00% of the average value of its daily net assets. The International Value Fund pays Dean Investment Associates a fee for its services equal to the annual rate of 1.25% of the average value of its daily net assets. As of the date of this Prospectus, Chauncey H. Dean may be deemed to control the Trust by virtue of his ownership of more than 25% of each Fund's shares.

Dirk H. Van Dijk and Arvind K. Sachdeva are primarily responsible for managing the portfolio of the Large Cap Value Fund. Mr. Van Dijk is currently Senior Equity Analyst and has been employed by Dean Investment Associates since 1994. He previously was an Equity Analyst with Bartlett & Co., an investment adviser. Mr. Sachdeva is currently Director of Research and has been employed by Dean Investment Associates in various capacities since 1993. He previously was a portfolio manager for Carillon Advisers, an investment management firm.

Dirk H. Van Dijk and Amit Dugar are the persons primarily responsible for managing the portfolio of the Small Cap Value Fund. Mr. Dugar has been employed by Dean Investment Associates as an Equity Analyst since 1994. He formerly was a Quantitative Analyst with Renaissance Investment Management, an investment adviser.

Arvind K. Sachdeva, James C. Hunter and David S. Oda are primarily responsible for managing the portfolio of the Balanced Fund. Mr. Hunter has been employed as an Equity Analyst by Dean Investment Associates since 1993. He previously was a Security Analyst for Star Bank, N.A. Mr. Oda, Senior Fixed Income Analyst, has been employed by Dean Investment Associates since 1990.

Newton Capital Management Ltd., 71 Queen Victoria Street, London, England EC4V 4DR ("Newton Capital"), has been retained by Dean Investment Associates to manage the investments of the International Value Fund. Newton Capital is a United Kingdom investment advisory firm registered with the Securities and Exchange Commission. Newton Capital is affiliated with Newton Investment Management Ltd., an English investment advisory firm which has been managing assets for institutional investors, mutual funds and individuals since 1977. Dean Investment Associates (not the Fund) pays Newton Capital a fee for its services equal to the rate of .50% of the average value of the International Value Fund's daily net assets.

Paul Butler is International Equities Director for Newton Capital Management and is primarily responsible for managing the portfolio of the International Value Fund. Mr. Butler graduated from Cambridge University in 1986 with a degree in Natural Sciences and joined Newton Capital in 1987. Mr. Butler worked as an International Equities analyst for five years before becoming a Portfolio Manager in 1992. In 1993, Mr. Butler was appointed as a director of Newton Capital and promoted to his current position as Director of International Equities.

The Funds are responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Funds' shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Funds may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

2480 Securities LLC, 2480 Kettering Tower, Dayton, Ohio 45423 (the "Underwriter"), an affiliate of Dean Investment Associates, serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds.

The Trust retains Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354 (the "Transfer Agent"), to serve as the Funds' transfer agent, dividend paying agent and shareholder servicing agent. The Transfer Agent is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in residential mortgage lending.

The Transfer Agent also provides accounting and pricing services to the Funds. The Transfer Agent receives a monthly fee from each Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

In addition, the Transfer Agent has been retained to provide administrative services to the Funds. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. Each Fund pays the Transfer Agent a fee for these administrative services at the annual rate of .10% of the average value of its daily net assets up to $100,000,000, .075% of such assets from $100,000,000 to $200,000,000 and
 .05% of such assets in excess of $200,000,000; provided, however, that the minimum fee is $1,000 per month with respect to each Fund.

DRPS, Inc., an affiliate of Dean Investment Associates and the Underwriter, provides certain sub-accounting and recordkeeping services to the Funds. In return for these services, DRPS, Inc. receives a fee at the annual rate of .10% of the average balance of accounts in each Fund for which DRPS, Inc. provides these services.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, Dean Investment Associates, and with respect to the International Value Fund, Newton Capital, may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions of the Funds. Subject to the requirements of the Investment Company Act of 1940 (the "1940 Act") and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, Dean Investment Associates, Newton Capital or the Underwriter.

Shares of each Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by Fund except in matters where a separate vote is required by the 1940 Act or when the matter affects only the interests of a particular Fund. Each class of shares of a Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1 (see "Distribution Plans"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Management has reviewed the impact of the year 2000 issue on the Funds. The Funds rely on several external service providers for administrative, accounting, pricing and custodial services. Our external service providers have completed an analysis of their own year 2000 issues, and have reported to us, or are in the process of completing the necessary analysis and presenting a report.

Management expects the Funds to be able to operate satisfactorily on and after January 1, 2000. As of the date of this Prospectus, each service provider has reported to Management that it anticipates that its systems will be year 2000 compliant by January 1, 2000. We will be closely monitoring our external service providers. While there can be no assurance all our current external agents will be ready for year 2000, we fully expect to have the Funds prepared to operate in the year 2000 environment.

DISTRIBUTION PLANS
--------------------------------------------------------------------------------

CLASS A SHARES. Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted a plan of distribution (the "Class A Plan") under which the Funds' Class A shares may directly incur or reimburse the Underwriter for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Funds and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Funds; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Funds' Class A shares.

Pursuant to the Class A Plan, the Funds may make payments to dealers and other persons, including the Underwriter and its affiliates, who may be advising investors regarding the purchase, sale or retention of Class A shares. The annual limitation for payment of expenses pursuant to the Class A Plan is .25% of each Fund's average daily net assets allocable to Class A shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Class A Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Class A Plan terminates.

CLASS C SHARES. Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted a plan of distribution (the "Class C Plan") which provides for two categories of payments. First, the Class C Plan provides for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of .25% of a Fund's average daily net assets allocable to Class C shares, which may be paid to other dealers based on the average value of Fund shares owned by clients of such dealers. In addition, the Class C shares may directly incur or reimburse the Underwriter in an amount not to exceed .75% per annum of a Fund's average daily net assets allocable to Class C shares for certain distribution-related expenses incurred in the distribution and promotion of the Fund's Class C shares, including payments to securities dealers and others who are engaged in the sale of shares of the Funds and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer
Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Funds; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Funds' Class C shares.

Pursuant to the Class C Plan, the Funds may make payments to dealers and other persons, including the Underwriter and its affiliates, who may be advising investors regarding the purchase, sale or retention of Class C shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Class C Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Class C Plan terminates. The Underwriter may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

GENERAL. Pursuant to the Plans, the Funds may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

The National Association of Securities Dealers, in its Rules of Fair Practice, places certain limitations on asset-based sales charges of mutual funds. These Rules require fund-level accounting in which all sales charges--front-end load, 12b-1 fees or contingent deferred load--terminate when a percentage of gross sales is reached.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------

On each day that the Trust is open for business, the share price (net asset value) of Class C shares and the public offering price (net asset value plus applicable sales load) of Class A shares is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected. Securities held by a Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business. As a result, the net asset value per share of such Fund may be significantly affected by trading on days when the Trust is not open for business. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows: (i) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iii) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (iv) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, each Fund may advertise its "average annual total return." Each Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance.

The "average annual total return" of a Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial investment. A Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." These nonstandardized returns do not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by a Fund's "average annual total return" as described above.

The  "yield" of a Fund is computed by  dividing  the net  investment  income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

From time to time, the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the investment adviser's view of current or past market conditions or historical trends. Further information about the Funds' performance is contained in the Trust's annual report which can be obtained by shareholders at no charge by calling the Transfer Agent (Nationwide call toll-free 888-899-8343) or by writing to the Funds at the address on the front of this prospectus.

PRIOR PERFORMANCE OF THE ADVISER. Since 1972, the Adviser has managed separate accounts. Since 1985, the Adviser has managed separate accounts with investment objectives, policies and strategies substantially similar to those employed by the Adviser in managing the Balanced Fund. The Adviser believes that it has produced outstanding, risk-adjusted investment results over time for these separate accounts. The investment performance illustrated below, represents, for one, three, five and ten year periods ended March 31, 1998, the composite performance of all of the Adviser's separate accounts which were managed by the Adviser with investment objectives, policies and strategies substantially similar to those employed by the Adviser in managing the Balanced Fund (the "Separate Accounts"). As a point of comparison, the charts below also reflect the average historical performance of balanced mutual funds as reported by Morningstar Mutual Fund Values.

While the Adviser employs for the Balanced Fund investment objectives, policies and strategies that are substantially similar to those that were employed by the Adviser in managing the separate accounts, the Adviser, in managing the Balanced Fund, may be subject to certain restrictions imposed by the 1940 Act and the Internal Revenue Code on its investment activities to which, as investment adviser to the Separate Accounts, it was not previously subject. Examples include limits on the percentage of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders. Operating expenses are incurred by the Balanced Fund which were not incurred by the Separate Accounts. Excluding the impact of applicable sales loads, the total return of the Balanced Fund since inception through March 31, 1998 is as follows:

             Class A Shares                   Class C Shares
        (Inception May 28, 1997)        (Inception August 1, 1997)
        ------------------------        --------------------------
                 18.07%                            9.37%

The performance data below represents the prior composite performance of the Separate Accounts and not the prior performance of the Balanced Fund and should not be relied upon by investors as an indication of future performance of the Balanced Fund. The performance of the Separate Accounts has been computed in accordance with the standards formulated by the Association for Investment Management and Research ("AIMR") since January 1, 1993. In accordance with those standards, the gross performance of each Separate Account is computed monthly using the Modified Dietz Method. The value at the start of the month plus time-weighted deposits minus time-weighted withdrawals provides the average assets available during the month. Funds invested are computed by adding the deposits to the value at the start of the month and subtracting withdrawals. Appreciation is the difference between the end of period value and the funds invested. Each Separate Account's performance is the appreciation divided by the average assets available during the month. To develop the composite, the total beginning value of all discretionary Separate Accounts is first determined. Each Separate Account's performance is then weighted by its percentage of the total beginning value. The composite is the total of all these weighted values. The net composite is computed similarly except that the Separate Account's management fee is subtracted from the appreciation of the Separate Account as if it had been removed on the first of the month.

Prior to January 1, 1993, the methodology used to compute the performance of the Separate Accounts was in substantial conformity with AIMR standards; however, the Separate Accounts included in the composite were weighted based on end-of-period asset values rather than start-of-period asset values, as required by AIMR. In order to comply with AIMR, start-of-period values were used in performance calculations beginning January 1, 1993, as discussed above. All performance data presented is net of expenses.

AVERAGE ANNUAL RETURNS FOR 1, 3, 5 AND 10 YEAR PERIODS ENDED MARCH 31, 1998

                                   Average Performance of
                                  Balanced Mutual Funds as
                     Separate     reported by Morningstar
                     Accounts        Mutual Fund Values
                     --------     ------------------------
1 Year                27.45%              26.96%
3 Years               20.31%              19.00%
5 Years               13.81%              13.28%
10 Years              13.92%              12.57%

The average performance of balanced mutual funds as presented represents an average of the annual returns of 405 balanced mutual funds tracked by Morningstar Mutual Fund Values. Mutual funds are subject to certain restrictions on their investment activities to which the Separate Accounts were not subject. Examples include limits on the percentage of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders. Operating expenses are incurred by the mutual funds which were not incurred by the Separate Accounts.

DEAN FAMILY OF FUNDS
2480 Kettering Tower
Dayton, Ohio 45423

BOARD OF TRUSTEES
Victor S. Curtis
Chauncey H. Dean
Robert D. Dean
Frank J. Perez
Dr. David H. Ponitz
Frank H. Scott
Gilbert P. Williamson

INVESTMENT ADVISER
C.H. DEAN & ASSOCIATES, INC.
2480 Kettering Tower
Dayton, Ohio 45423

UNDERWRITER
2480 SECURITIES LLC
2480 Kettering Tower
Dayton, Ohio 45423

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 888-899-8343

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Expense Information ......................................................     2
Financial Highlights .....................................................     4
Investment Objectives, Investment Policies  and Risk Considerations ......     6
How To Purchase Shares ...................................................    16
Shareholder Services .....................................................    21
How To Redeem Shares .....................................................    22
Exchange Privilege .......................................................    23
Dividends and Distributions ..............................................    24
Taxes ....................................................................    25
Operation of the Funds ...................................................    25
Distribution Plans .......................................................    28
Calculation of Share Price and Public Offering Price .....................    29
Performance Information ..................................................    30
--------------------------------------------------------------------------------
No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

DEAN FAMILY OF FUNDS
ACCOUNT APPLICATION (Check appropriate Fund)

o  Large Cap Value Fund Class A Shares (D0)     $___________
o  Large Cap Value Fund Class C Shares (D1)
o  Small Cap Value Fund Class A Shares (D2)     $___________
o  Small Cap Value Fund Class C Shares (D3)
o  Balanced Fund Class A Shares (D4)            $___________
o  Balanced Fund Class C Shares (D5)
o  International Value Fund Class A Shares (D6) $___________
o  International Value Fund Class C Shares (D7)

Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

ACCOUNT NO. D___ - _________________________
                   (For Fund Use Only)
--------------------------------------------
FOR BROKER/DEALER USE ONLY
Firm Name:__________________________________
Home Office Address:________________________
Branch Address:_____________________________
Rep Name & No.:_____________________________
Rep  Signature:______________________________
Principal Signature:________________________
--------------------------------------------
================================================================================
o Check or draft enclosed payable to the Fund(s) designated above ($1,000 minimum).

o  Bank Wire From:  ____________________________________________________________

o  Exchange From:   ____________________________________________________________
                      (Fund Name)                       (Fund Account Number)

ACCOUNT NAME                                               S.S. #/TAX I.D.#

_________________________________________________________  _____________________
Name of Individual, Corporation,      Date of Birth        (In case of custodial
Organization, or Minor, etc.                               account please list
                                                           minor's S.S.#)

_________________________________________________________  Citizenship:  o U.S.
Name of Joint Tenant,                 Date of Birth                      o Other
Partner, Custodian                                                       _______

ADDRESS                                                    PHONE

_________________________________________________________  (   )________________
Street or P.O. Box                                         Business Phone

_________________________________________________________  (   )________________
City                                State       Zip        Home Phone

Check Appropriate Box:  o Individual                   o Corporation
                        o Joint Tenant                 o Trust
                          (Right of Survivorship       o Custodial
                          Presumed)                    o Non-Profit
                        o Partnership                  o Other

Occupation and Employer Name/Address____________________________________________

Are you an associated person of an NASD member?   o  Yes   o   No
================================================================================
TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. Check box if appropriate:

o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

o I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
================================================================================
DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

o Share Option --   Income   distributions   and  capital  gains   distributions
                    automatically reinvested in additional shares.
o Income Option --  Income   distributions   and  short   term   capital   gains
                    distributions   paid  in  cash,   long  term  capital  gains
                    distributions reinvested in additional shares.
o Cash Option --    Income distributions and capital gains distributions paid in cash.

                    o By Check  o By ACH to my bank checking or savings account.
                                  PLEASE ATTACH A VOIDED CHECK.
================================================================================
REDUCED SALES CHARGES (CLASS A SHARES ONLY)
RIGHT OF ACCUMULATION: I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of the Dean Family of Funds.

        ACCOUNT NUMBER/NAME                       ACCOUNT NUMBER/NAME

_____________________________________    _______________________________________

_____________________________________    _______________________________________

LETTER OF INTENT: (Complete the Right of Accumulation section if related accounts are being applied to your Letter of Intent.)

o l agree to the Letter of Intent in the current Prospectus of the Dean Family of Funds. Although I am not obligated to purchase, and the Dean Family of Funds is not obligated to sell, I intend to invest over a 13 month period beginning ______________________ 19 _______ (purchase date of not more than 90 days prior to this Letter) an aggregate amount in the Dean Family of Funds at least equal to (check appropriate box):

   o $25,000      o $50,000      o $100,000     o $250,000     o $500,000
================================================================================
SIGNATURES
By signature below each investor certifies that he has received a copy of the Funds' current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Funds for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Dean Family of Funds, C.H. Dean & Associates, Inc., 2480 Securities LLC, and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine. Neither the Trust, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

____________________________________       _____________________________________
Signature of Individual Owner,             Signature of Joint Owner, if Any
Corporate Officer, Trustee, etc.

____________________________________       _____________________________________
Title of Corporate Officer,                Date
Trustee, etc.

NOTE: CORPORATIONS, TRUSTS AND OTHER ORGANIZATIONS MUST COMPLETE THE RESOLUTION
  FORM ON THE REVERSE SIDE. UNLESS OTHERWISE SPECIFIED, EACH JOINT OWNER SHALL
              HAVE FULL AUTHORITY TO ACT ON BEHALF OF THE ACCOUNT.

AUTOMATIC INVESTMENT PLAN (COMPLETE FOR INVESTMENTS INTO THE FUND(S)) The Automatic Investment Plan is available for all established accounts of the Dean Family of Funds. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ _________________        ABA Routing Number ____________________
per month in the
(check the appropriate Fund.)            FI Account Number _____________________

o  Large Cap Value Fund                  o  Checking Account  o  Savings Account
o  Small Cap Value Fund
o  Balanced  Fund                        Please make my automatic investment on:
o  International Value Fund
                                         o  the last business day of each month
__________________________________       o  the 15th day of each month
Name of Financial Institution (FI)       o  both the 15th and last business day

__________________________________
City               State

X_________________________________       X______________________________________
(Signature of Depositor EXACTLY           (Signature of Joint Tenant - if any)
 as it appears on FI Records)

   (Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

         PLEASE ATTACH A VOIDED CHECK FOR THE AUTOMATIC INVESTMENT PLAN.

INDEMNIFICATION TO DEPOSITOR'S BANK
   In consideration of your participation in a plan which Countrywide Fund Services, Inc. (CFS) has put into effect, by which amounts, determined by your depositor, payable to the applicable Fund designated above, for purchase of shares of said Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Funds to their own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such amount. CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Funds if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Funds may be terminated by thirty (30) days' written notice from either party to the other.
================================================================================
AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund(s))

This is an authorization for you to withdraw $_________ from my mutual fund account beginning the last business day of the month of __________.

Please Indicate Withdrawal Schedule (Check One):

o MONTHLY -- Withdrawals  will be made on the last business day of each month.
o QUARTERLY -- Withdrawals  will be made on or about 3/31, 6/30, 9/30 and 12/31.
o ANNUALLY -- Please make withdrawals on the last business day of the month of:
  ______________.

Please indicate which Fund:

o  Large Cap Value Fund
o  Small Cap Value Fund
o  Balanced Fund
o  International Value Fund

Please Select Payment Method (Check One):

o EXCHANGE: Please exchange the withdrawal proceeds into another account number: ____ ____ -- ____ ____ ____ ____ ____ ____ -- ____
o CHECK: Please mail a check for my withdrawal proceeds to the mailing address on this account.
o ACH TRANSFER: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three business days and that there is no charge.
o BANK WIRE: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

PLEASE ATTACH A VOIDED     _____________________________________________________
CHECK FOR ACH OR BANK WIRE         Bank Name                 Bank Address

                           _____________________________________________________
                               Bank ABA#       Account #       Account Name

o Send to special payee (other than applicant): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee __________________________________________________________________

Please send to: ________________________________________________________________
                  Street address             City           State          Zip
================================================================================
RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of the Dean Family of Funds (the Trust) and that
  ____________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is

FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                   CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and Bylaws or other empowering documents of the

________________________________________________________________________________
                             (Name of Organization)

incorporated or formed under the laws of _______________________________________
                                                         (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on at which a quorum was present and acting throughout, and that the same are now in full force and effect. I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                NAME                                      TITLE

_____________________________________    _______________________________________

_____________________________________    _______________________________________

_____________________________________    _______________________________________


Witness my hand and seal of the corporation or organization this _______________ day of ________________, 19___


_____________________________________    _______________________________________
         *Secretary-Clerk                Other Authorized Officer (if required)


*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

                              DEAN FAMILY OF FUNDS
                              --------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                                  July 15, 1998

                              Large Cap Value Fund
                              Small Cap Value Fund
                                  Balanced Fund
                            International Value Fund


     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Dean Family of Funds dated July 15, 1998. A copy of the Funds' Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, or by calling the Trust nationwide toll-free 888-899-8343.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                              Dean Family of Funds
                              2480 Kettering Tower
                               Dayton, Ohio 45423

                                TABLE OF CONTENTS

THE TRUST....................................................................  3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS................................  4

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS...................... 15

INVESTMENT LIMITATIONS....................................................... 17

TRUSTEES AND OFFICERS........................................................ 19

THE INVESTMENT ADVISER....................................................... 22

THE SUB-ADVISER.............................................................. 24

THE UNDERWRITER.............................................................. 24

DISTRIBUTION PLANS........................................................... 25

SECURITIES TRANSACTIONS...................................................... 27

PORTFOLIO TURNOVER........................................................... 28

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE......................... 29

OTHER PURCHASE INFORMATION................................................... 29

TAXES    .................................................................... 31

REDEMPTION IN KIND........................................................... 33

HISTORICAL PERFORMANCE INFORMATION........................................... 33

CUSTODIAN.................................................................... 36

AUDITORS .................................................................... 36

PRINCIPAL SECURITY HOLDERS................................................... 36

COUNTRYWIDE FUND SERVICES, INC............................................... 38

ANNUAL REPORT................................................................ 38

THE TRUST
---------

     The Dean Family of Funds (the "Trust") was organized as an Ohio business trust on December 18, 1996. The Trust currently offers four series of shares to investors: the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund and the International Value Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective(s) and policies.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

     Both Class A shares and Class C shares of a Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objectives and Policies") appears below:

     MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Group ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or which, in the opinion of the investment adviser, is of equivalent investment quality. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the investment adviser, subject to the direction of the Board of Trustees, such note is liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations").

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after a Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the investment adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the investment adviser or any affiliated person of the Trust or an affiliated person of the investment adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     WHEN-ISSUED SECURITIES AND SECURITIES PURCHASED ON A TO-BE-ANNOUNCED BASIS. Each Fund will only make commitments to purchase securities on a when-issued or to-be-announced ("TBA") basis with the intention of actually acquiring the securities. In addition, each Fund may purchase securities on a when-issued or TBA basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, each Fund will direct the Custodian to place cash or liquid portfolio securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund's commitments to purchase securities on a when-issued or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued or TBA basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation. The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

     When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although a Fund will only make commitments to purchase securities on a when-issued or TBA basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the investment adviser as a matter of investment strategy.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Each Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of a Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

     STRIPS. STRIPS are U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates.

     STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

     FOREIGN SECURITIES. Subject to the Fund's investment policies and quality and maturity standards, a Fund may invest in the securities (payable in U.S. dollars) of foreign issuers. Because the Funds may invest in foreign securities, an investment in the Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The value of the International Value Fund's portfolio securities which are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with purchase and sale of foreign portfolio securities.

     The International Value Fund will enter into forward foreign currency exchange contracts as described hereafter. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

     The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The International Value Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Adviser determines it to be in the best interests of the Fund. The Custodian will segregate cash or liquid portfolio securities in an amount not less than the value of the Fund's total assets committed to foreign currency exchange contracts entered into under this type of transaction. If the value of the segregated securities declines, additional cash or securities will be added on a daily basis, i.e., "marked to market," so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

     Generally, the International Value Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     If the International Value Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

     The International Value Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Adviser. It should also be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     WRITING COVERED CALL OPTIONS. Each Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if a Fund owns the underlying security subject to the call option at all times during the option period.

A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

     The writing of covered call options is a conservative investment technique which the investment adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

     A Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, a Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

     WRITING COVERED PUT OPTIONS. Each Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When a Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

     The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. A Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

     PURCHASING PUT OPTIONS. Each Fund may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Each Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities. An example of such use of put options is provided below.

     Each Fund may purchase a put option on an underlying security (a "protective put") owned as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Adviser deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

     Each Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, a Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

     Each Fund will commit no more than 5% of its assets to premiums when purchasing put options. The premium paid by a Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

     PURCHASING CALL OPTIONS. Each Fund may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Each Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. Each Fund may also purchase call options in order to acquire the underlying securities. Examples of such uses of call options are provided below.

     Call options may be purchased by a Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables a Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     Each Fund will commit no more than 5% of its assets to premiums when purchasing call options. Each Fund may also purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of a Fund's current return. For example, where a Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

     OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Funds may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund. The success of a Fund in using the option strategies described above depends, among other things, on the investment adviser's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the investment adviser's ability to select the proper time, type and duration of the options.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS
-------------------------------------------------------

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds in which the Funds may invest are as follows:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for preferred stocks in which the Funds may invest are as follows:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in each Fund. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

     1. BORROWING MONEY. The Fund will not borrow money, except from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund. The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. This limitation is not applicable to when-issued purchases.

     2. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3. MARGIN PURCHASES. The Fund will not purchase any securities or evidences of interest thereon on "margin" (except such short-term credits as are necessary for the clearance of transactions or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information which involve margin purchases).

     4. OPTIONS. The Fund will not purchase or sell puts, calls, options, futures, straddles, commodities or commodities futures contracts except as described in the Prospectus and Statement of Additional Information.

     5. REAL ESTATE. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate.

     6. AMOUNT INVESTED IN ONE ISSUER. The Fund will not invest more than 5% of its total assets in the securities of any issuer; provided, however, that there is no limitation with respect to investments and obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     7. SHORT SALES. The Fund will not make short sales of securities, or maintain a short position, other than short sales "against the box."

     8. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

     9. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     10. ILLIQUID INVESTMENTS. The Fund will not purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

     11. CONCENTRATION. The Fund will not invest 25% or more of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     12. INVESTING FOR CONTROL. The Fund will not invest in companies for the purpose of exercising control.

     13. OTHER INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company.

     14. SENIOR SECURITIES. The Fund will not issue or sell any senior security. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other similar permitted investments and techniques.

     15. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness.

     With respect to the percentages adopted by the Trust as maximum limitations on each Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS
---------------------

     The following is a list of the Trustees and executive officers of the Trust and their compensation from the Trust for the fiscal year ended March 31, 1998. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk.

                                                                   Compensation
Name                           Age       Position Held            From the Trust
----                           ---       -------------            --------------
*Frank H. Scott                53        President/Trustee            $  0
*Chauncey H. Dean              73        Trustee                         0
*Robert D. Dean                64        Trustee                         0
*Victor S. Curtis              36        Trustee                         0
+Frank J. Perez                54        Trustee                     7,000(1)
+David H. Ponitz               67        Trustee                     6,000(1)
+Gilbert P. Williamson         61        Trustee                     7,000(1)
 Robert G. Dorsey              41        Vice President                  0
 Mark J. Seger                 36        Treasurer                       0
 Tina D. Hosking               29        Secretary                       0
 John F. Splain                41        Asst. Secretary                 0

* Mr. Scott, Mr. Chauncey Dean, Mr. Robert Dean and Mr. Curtis, as affiliated persons of C.H. Dean & Associates, Inc., the Trust's investment adviser, and 2480 Securities LLC, the Trust's principal underwriter, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

+    Member of Audit Committee.

(1) Messrs. Perez, Ponitz and Williamson have elected to defer their compensation by participating in the Dean Family of Funds Directors Deferred Compensation Plan (the "Plan"). The Plan is a non-qualified deferred compensation plan in which the Trustees will accrue their benefits on a tax-free basis until such time as they begin receiving distributions. The tax obligations of the Plan will be paid by C.H. Dean & Associates, Inc. Messrs. Perez, Ponitz and Williamson will not be entitled to receive a distribution from the Plan until they have attained the age of 72.

     The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     FRANK H. SCOTT, 2480 Kettering Tower, Dayton, Ohio 45423, is Senior Vice President of C.H. Dean & Associates, Inc. (the investment adviser to the Trust) and President of 2480 Securities LLC (the Trust's principal underwriter).

     CHAUNCEY H. DEAN, 2480 Kettering Tower, Dayton, Ohio 45423, is Chairman & Chief Executive Officer and the controlling shareholder of C.H. Dean & Associates, Inc. He is also the controlling shareholder of 2480 Securities LLC.

     ROBERT D. DEAN, 2480 Kettering Tower, Dayton, Ohio 45423, is President and Chief Investment Officer of C.H. Dean & Associates, Inc. He previously was Professor of Economics at the University of Memphis.

     VICTOR S. CURTIS, 2480 Kettering Tower, Dayton, Ohio 45423, is a Portfolio Manager of C.H. Dean & Associates, Inc. He previously was Assistant Vice President of Corporate Banking for PNC Bank.

     FRANK J. PEREZ, 3535 Southern Blvd., Kettering, Ohio 45429 is President and Chief Executive Officer of Kettering Medical Center.

     DAVID H. PONITZ, 444 W. Third Street, Dayton, Ohio 45402, is President of Sinclair Community College.

     GILBERT P. WILLIAMSON, 2320 Kettering Tower, Dayton, Ohio 45423, is a Director of S.C.O., Inc. (a software company), Retix, Inc. (a communications company), Roberds, Inc. (a retail company) and Citizens Federal Bank.

     ROBERT G. DORSEY, 312 Walnut Street, Cincinnati, Ohio 45202, is President and Treasurer of Countrywide Fund Services, Inc. (a registered transfer agent) and CW Fund Distributors, Inc. (a registered broker-dealer) and Treasurer of
Countrywide Investments, Inc. (a registered broker-dealer and investment adviser) and Countrywide Financial Services, Inc. (a financial services company and parent of Countrywide Fund Services, Inc., CW Fund Distributors, Inc. and Countrywide Investments, Inc.) He is also Vice President of Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, The New York State Opportunity Funds, Maplewood Investment Trust, Lake Shore Family of Funds, Wells Family of Real Estate Funds, UC Investment Trust, Boyar Value Fund, Inc., Atalanta/Sosnoff Investment Trust, Bowes Investment Trust and Profit Funds Investment Trust and Assistant Vice President of Firsthand Funds, Schwartz Investment Trust, The Tuscarora Investment Trust, Williamsburg Investment Trust, The James Advantage Funds, The Gannett Welsh & Kotler Funds, Albemarle Investment Trust and The Westport Funds (all of which are registered investment companies).

     MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio 45202, is Vice President of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. He is also Treasurer of Countrywide Investment Trust, Countrywide Tax-Free Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, Williamsburg Investment Trust, Albemarle Investment Trust, The New York State Opportunity Funds, Lake Shore Family of Funds, Maplewood Investment Trust, Bowes Investment Trust, Wells Family of Real Estate Funds, UC Investment Trust, Profit Funds Investment Trust, and Atalanta/Sosnoff Investment Trust and Assistant Treasurer of Firsthand Funds, The James Advantage Funds, Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds, The Westport Funds and Boyar Value Fund, Inc.

     TINA D. HOSKING, 312 Walnut Street, Cincinnati, Ohio 45202, is Assistant Vice President and Associate General Counsel of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. She is also Secretary of The New York State
Opportunity Funds and the Atalanta/Sosnoff Investment Trust and Assistant Secretary of Boyar Value Fund, Inc., Albemarle Investment Trust, The Gannett Welsh & Kotler Funds, The Westport Funds, Wells Family of Real Estate Funds, UC Investment Trust, The James Advantage Funds and Lake Shore Family of Funds.

     JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio 45202, is Secretary and General Counsel of Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Countrywide Investments, Inc. and Countrywide Financial Services, Inc. He is also Secretary of Countrywide Investment Trust, Countrywide Tax-Free Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, Williamsburg Investment Trust, Boyar Value Fund, Inc., Lake Shore Family of Funds, Maplewood Investment Trust, Profit Funds Investment Trust and Wells Family of Real Estate Funds and Assistant Secretary of Firsthand Funds, Schwartz Investment Trust, The New York State Opportunity Funds, The Gannett Welsh & Kotler Funds, Bowes Investment Trust, Albemarle Investment Trust, Atalanta/Sosnoff Investment Trust, UC Investment Trust, The James Advantage Funds and The Westport Funds.

     Each non-interested Trustee will receive an annual retainer of $2,000 and a $1,000 fee for each Board meeting attended and will be reimbursed for travel and other expenses incurred in the performance of their duties.

THE INVESTMENT ADVISER
----------------------

     C.H. Dean & Associates, Inc. ("Dean Investment Associates") is the Funds' investment manager. Chauncey H. Dean is the controlling shareholder of Dean Investment Associates. Mr. Dean, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to Dean Investment Associates.

     Under the terms of the advisory agreements between the Trust and Dean Investment Associates, Dean Investment Associates manages the Funds' investments. The Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund each pay Dean Investment Associates a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of its average daily net assets. The International Value Fund pays Dean Investment Associates a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of its average daily net assets.

     For the fiscal period ended March 31, 1998, the Large Cap Value Fund accrued advisory fees of $52,709, the Small Cap Value Fund accrued advisory fees of $127,902, the Balanced Fund accrued advisory fees of $57,457, and the International Value Fund accrued advisory fees of $4,452; however, in order to reduce the operating expenses of the Fund, the Adviser voluntarily waived $46,607 of its fees and reimbursed $20,468 of Class C expenses with respect to the Large Cap Value Fund, voluntarily waived $17,445 of its fees and reimbursed $16,684 of Class C expenses with respect to the Small Cap Value Fund, voluntarily waived $44,231 of its fees and reimbursed $16,291 of Class C expenses with respect to the Balanced Fund, and voluntarily waived its entire advisory fee and reimbursed $49,049 of common expenses and $5,663 of Class C expenses with respect to the International Value Fund.

     The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer,
Trustee or employee of the Trust who is an officer, director, employee or stockholder of Dean Investment Associates are paid by Dean Investment Associates.

     By its terms, the advisory agreement on behalf of each Fund will remain in force until April 1, 1999 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. Each Fund's advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by Dean Investment Associates. Each of the advisory agreements automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

     Dean Investment Associates may use the name "Dean" or any derivation thereof in connection with any registered investment company or other business enterprise with which it is or may become associated.

THE SUB-ADVISER
---------------

     Newton Capital Management Ltd. (the "Sub-Adviser") has been retained by Dean Investment Associates to manage the investments of the International Value Fund. The Sub-Adviser is a United Kingdom investment advisory firm registered with the Securities and Exchange Commission. The Sub-Adviser is affiliated with Newton Investment Management Ltd., an English investment advisory firm which has been managing assets for institutional investors, mutual funds and individuals since 1977. Dean Investment Associates (not the Fund) pays the Sub-Adviser a fee computed and accrued daily and paid monthly at an annual rate of .50% of the average value of the International Value Fund's daily net assets. For the fiscal period ended March 31, 1998, Dean Investment Associates paid the Sub-Adviser fees of $1,780.

     By its terms, the Sub-Advisory Agreement will remain in force until April 1, 1999 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the International Value Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the International Value Fund's outstanding voting securities, or by Dean Investment Associates or Sub-Adviser. The Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

THE UNDERWRITER
---------------

     2480 Securities LLC (the "Underwriter") is the principal underwriter of the Funds and, as such, is the exclusive agent for distribution of shares of the Funds. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. The Underwriter is a subsidiary of Dean Investment Associates.

     The Underwriter currently allows concessions to dealers who sell shares of the Funds. The Underwriter receives that portion of the sales load which is not reallowed to the dealers who sell shares of the Funds. The Underwriter retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record. The Underwriter bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plans of distribution.

     For the fiscal period ended March 31, 1998, the aggregate commissions collected on sales of Class A shares of the Trust were $326,654, of which the Underwriter paid $311,410 to unaffiliated broker-dealers in the selling network and earned $15,244 from underwriting and broker commissions.

     The Funds may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS
------------------

     CLASS A SHARES -- As stated in the Prospectus, the Funds have adopted a plan of distribution with respect to the Class A shares of the Funds (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of that Fund's Class A shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of a Fund allocable to its Class A shares. Unreimbursed expenses will not be carried over from year to year. For the fiscal period ended March 31, 1998, the Class A shares of the Small Cap Value Fund incurred $5,533 in distribution expenses for payments to broker-dealers and others for the sale or retention of Fund shares.

     CLASS C SHARES -- The Funds have also adopted a plan of distribution (the "Class C Plan") with respect to the Class C shares of the Funds. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of a Fund allocable to its Class C shares, which may be paid to other dealers based on the average value of the Fund's Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of that Fund's daily net assets allocable to its Class C shares for expenses incurred in the distribution and promotion of the shares, including but not limited to, prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

     GENERAL INFORMATION -- Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.

     The continuance of the Plans must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred after the termination date. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of such Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of his controlling interest in Dean Investment Associates, Chauncey H. Dean may be deemed to have a financial interest in the operation of the Plans.

SECURITIES TRANSACTIONS
-----------------------

     Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by Dean Investment Associates and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, Dean Investment Associates seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Dean Investment Associates generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal year ended March 31, 1998, the Large Cap Value Fund paid brokerage commissions of $16,707, the Small Cap Value Fund paid brokerage commissions of $92,954, the Balanced Fund paid brokerage commissions of $12,687, and the International Value Fund paid brokerage commissions of $3,616.

     The Funds may attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer.

     Dean Investment Associates is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which Dean Investment Associates exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if Dean Investment Associates determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or Dean Investment Associates' overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and Dean Investment Associates, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by Dean Investment Associates in servicing all of its accounts and not all such services may be used by Dean Investment Associates in connection with the Funds.

     The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Underwriter and other affiliates of the Trust or Dean Investment Associates may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with Dean Investment Associates if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Underwriter nor other affiliates of the Trust or Dean Investment Associates will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

     CODE OF ETHICS. The Trust, Dean Investment Associates and the Sub-Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Trust, Dean Investment Associates and the Sub-Adviser. No employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee, is being considered for purchase or sale by any Fund.

PORTFOLIO TURNOVER
------------------

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. Dean Investment Associates anticipates that each Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

     Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the investment adviser believes that portfolio changes are appropriate. For the fiscal period ended March 31, 1998, the annualized portfolio turnover rate was 54% for the Large Cap Value Fund, 62% for the Small Cap Value Fund, 64% for the Balanced Fund, and 109% for the International Value Fund.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

     The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of each Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Share Price and Public Offering Price" in the Prospectus.

     The value of non-dollar denominated portfolio instruments held by the International Value Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the International Value Fund. To protect against such losses, the Fund may enter into forward foreign currency exchange contracts, which will also have the effect of limiting any such gains.

OTHER PURCHASE INFORMATION
--------------------------

     The Prospectus describes generally how to purchase shares of the Funds. Additional information with respect to certain types of purchases of shares of the Class A shares of the Funds is set forth below.

     RIGHT OF ACCUMULATION. A "purchaser" (as defined in the Prospectus) of shares of a Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing Class A shares of any Fund in the Dean Family of Funds with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify Countrywide Fund Services, Inc. ("Countrywide") that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by Countrywide.

     LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined in the Prospectus) of shares of a Fund who submits a Letter of Intent to Countrywide. The Letter must state an intention to invest within a thirteen month period in any Fund in the Dean Family of Funds a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

     The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

     A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify Countrywide that an investment is being made pursuant to an executed Letter of Intent.

     OTHER INFORMATION. The Trust either does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of shares of a Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load," "Purchases at Net Asset Value" or "Exchange Privilege" sections in the Prospectus because such purchases require minimal sales effort by Dean Investment Associates. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     Each Fund has qualified and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

     Investments by the Funds in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Funds at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may force the Funds to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

     Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

     Certain hedging transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Funds are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to shareholders. The Funds may make one or more of the elections available under the Internal Revenue Code of 1986, as amended, which are applicable to straddles. If the Funds make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     The diversification requirements applicable to the Funds may limit the extent to which the Funds will be able to engage in transactions in options, futures contracts or options on futures contracts.

REDEMPTION IN KIND
------------------

     Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                              n
                     P (1 + T)  = ERV

Where:
P    =  a hypothetical initial payment of $1,000
T    =  average annual total return
n    =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

     The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales load or over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above. The total return (excluding the effect of applicable sales loads) of each of the Funds since inception through March 31, 1998 is as follows:

                                  Class A Shares*          Class C Shares*
                                  ---------------          ---------------

Large Cap Value Fund                  24.11%                   14.63%
Small Cap Value Fund                  33.86%                   21.63%
Balanced Fund                         18.07%                    9.37%
International Value Fund              17.60%                   18.50%

* The initial public offering of the Class A shares of the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund was May 28, 1997. The initial public offering of the Class A shares of the International Value Fund was October 13, 1997. The initial public offering of the Class C shares was August 19, 1997 for the Large Cap Value Fund, August 1, 1997 for the Small Cap Value Fund and the Balanced Fund and November 6, 1997 for the International Value Fund.

     From time to time, each of the Funds may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                                                6
                           Yield = 2[(a-b/cd +1) -1]

     Where:

     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
     d  = the maximum offering price per share on the last day of the period

     Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

     Lipper Mutual Fund Performance Analysis measures total return for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. In addition, the Funds may use comparative performance information appearing in relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average, and the Russell 2000 Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization). The International Value Fund may compare its performance to the Europe, Australia and Far East Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the securities markets located outside the United States.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

CUSTODIAN
---------

     Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, has been retained to act as Custodian for the investments of the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund. Star Bank, N.A. acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

     The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as Custodian for the investments of the International Value Fund. The Fifth Third Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------

     The firm of Ernst & Young LLP has been selected as independent auditors for the Trust for the current fiscal year. Ernst & Young LLP, 1300 Chiquita Center, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Trust as to certain accounting matters.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of July 2, 1998, Merrill Lynch, Pierce, Fenner & Smith For the Sole Benefit of its Customers, Attn: Mutual Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida, owned of record 16.5% of the outstanding Class A shares and 68.6% of the outstanding Class C shares of the Large Cap Value Fund, 23.4% of the outstanding Class A shares and 79.6% of the outstanding Class C shares of the Small Cap Value Fund, 13.1% of the outstanding Class A shares and 82.1% of the outstanding Class C shares of the Balanced Fund, and 11.5% of the outstanding Class A shares and 7.85% of the outstanding Class C shares of the International Value Fund. Merrill Lynch, Pierce, Fenner & Smith may be deemed to control the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund by virtue of the fact that it owns of record more than 25% of each Fund's shares. As of July 2, 1998, Chauncey H. Dean and Zada G. Dean, 7777 Taylorsville Road, Huber Heights, Ohio, owned of record 47.4% of the outstanding Class A shares of the Large Cap Value Fund, 44.5% of the outstanding Class A shares of the Small Cap Value Fund, 51.9% of the outstanding Class A shares of the Balanced Fund and 75.1% of the outstanding Class A shares of the International Value Fund. Chauncey H. Dean and Zada G. Dean may be deemed to control each Fund by virtue of the fact that they own of record more than 25% of their shares. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a Fund generally would be able to cast the deciding vote.

     As of July 2, 1998, McDonald & Co. Securities, Inc., C/FBO Pamela H. Leimer IRA, 910 Michigan Avenue, Evanston, Illinois, owned of record 8.9% of the outstanding Class C shares of the Large Cap Value Fund; C.H. Dean & Associates, Inc. 2480 Kettering Tower, Dayton, Ohio, owned of record 24.9% of the outstanding Class A shares of the Large Cap Value Fund; and Donaldson Lufkin & Janrette Securities Corporation, Inv. P.O. Box 2052 Jersey City, New Jersey owned of record 13.6% of the outstanding Class C shares of the Large Cap Value Fund and McDonald & Co., C/FBO Stanley E. Leimer IRA, 910 Michigan Avenue, Evanston, Illinois, owned of record 6.9% of the outstanding Class C shares of the Large Cap Value Fund; C.H. Dean & Associates, Inc., 2480 Kettering Tower, Dayton, Ohio, owned of record 18.5% of the outstanding Class A shares of the Balanced Fund; Donaldson Lufkin & Jenrette Securities Corporation, Inc., P.O. Box 2052, Jersey City, New Jersey, owned of record 18.2% of the outstanding Class C shares of the International Value Fund; NFSC FEBO, Blake Schwartz, Fmt Co. Ttee NFRP PS, 1487 Pathfinder, Westlake Village, California owned of record 7.5% of the outstanding Class C shares of the International Value Fund; NFSC FEBO, Richard Bryce Goodman, Fmt Co. Ttee NFRP PS, 10241 Chrysanthemum Lane, Los Angeles, California owned of record 14.4% of the outstanding Class C shares of the International Value Fund; National Financial Services, 312 Walnut Street, 21st Floor, Cincinnati, Ohio, owned of record 5.3% of the outstanding Class C shares of the International Value Fund; and, NFSC FEBO, Family Trust Andrew James Summers, Ttee c/o Dittany Lang, 15200 Sunset Boulevard, Suite 209, Pacific Palisades, California, owned of record 16.2% of the outstanding Class C shares of the International Value Fund.

     As of July 2, 1998, the Trustees and officers of the Trust as a group owned of record and beneficially 47.4% of the outstanding Class A shares of the Large Cap Value Fund, 44.5% of the outstanding Class A shares of the Small Cap Value Fund, 51.9% of the outstanding Class A shares of the Balanced Fund, 75.1% of the outstanding Class A shares of the International Value Fund and less than 1% of the outstanding Class C shares of each of the Funds.

COUNTRYWIDE FUND SERVICES, INC.
-------------------------------

     The Trust's transfer agent, Countrywide Fund Services, Inc. ("Countrywide"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Countrywide receives for its services as transfer agent a fee payable monthly at an annual rate of $20 per account from each of the Funds; provided, however, that the minimum fee is $1,200 per month for each class of shares of each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Countrywide also provides accounting and pricing services to the Funds. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Countrywide to perform its duties, each Fund will pay Countrywide a fee in accordance with the following schedule:

       Average Monthly Net Assets                    Monthly Fee
       --------------------------                    -----------
      $          0 - $ 50,000,000                       $3,000
        50,000,000 -  100,000,000                        3,500
       100,000,000 -  200,000,000                        4,000
       200,000,000 -  300,000,000                        5,000
              Over    300,000,000                        6,000 + .001%
                                                    of average monthly
                                                    net assets.

In addition, each Fund pays all costs of external pricing services.

     Countrywide also provides administrative services to the Funds. In this capacity, Countrywide supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Countrywide supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, each Fund pays Countrywide a fee at the annual rate of .10% of the average value of its daily net assets up to $100,000,000, .075% of such assets from $100,000,000 to $200,000,000 and .05% of such assets in excess of $200,000,000;
provided, however, that the minimum fee is $1,000 per month for each Fund.

ANNUAL REPORT
-------------

     The Funds' financial statements as of March 31, 1998, which have been audited by Ernst & Young LLP, are attached to this Statement of Additional Information.

                                      Dean
                                family of funds
                                     [LOGO]

                              Large Cap Value Fund
                              Small Cap Value Fund
                                 Balanced Fund
                            International Value Fund

                                     [LOGO]

                                 Annual Report
                                 March 31, 1998

CHAIRMAN AND PRESIDENT'S LETTER
--------------------------------------------------------------------------------
To Investors in the Dean Family of Funds:

By almost any standard, the performance of the Dean Family of Funds during its first 10 months represents a strong beginning. Three Dean Funds -- the Small Cap Value, Large Cap Value and Balanced -- were launched on May 28, 1997. Our International Value Fund began operation on October 13, 1997. By March 31, 1998, each had achieved solid, double-digit returns.

Despite the special demands the startup of a mutual fund imposes, the Small Cap and International Value Funds outperformed their benchmarks. Returns of the Large Cap Value Fund and the Balanced Fund, though short of their benchmarks during the 10-month period, still represented a very respectable startup.

It was certainly an exciting 10 months. While the market soared to new heights, it was a sometimes bumpy ride. The Asian financial crisis in the fall of 1997 brought our first market correction (an 11% decline in the Dow) in seven years. Then, reassured by generally good earnings reports and continued prospects for low inflation and low interest rates, investors promptly resumed their bullish ways. Meanwhile, overseas equity markets were highly volatile. Though challenging, these conditions created rewarding opportunities for our new International Value Fund, especially in Europe.

While we continue to find value opportunities for each of the Funds, we are still concerned about the high valuations so common in the stock market today. In the U.S., stock prices are selling at roughly 24 times anticipated earnings on average. That ratio suggests to us that continued corporate earnings growth is essential; any series of earnings disappointments could alter investor confidence in a hurry.

Factors which could erode earnings growth include the wage pressures which are building in the U.S. and the possible reverberations here from troubled Asian economies. For U.S. producers, Japan and other Asian nations represent both important export markets and potentially damaging price competition here. The relative strength of the U.S. dollar works against American exports by making them more expensive, while favoring imports by making them less expensive.

Still, there are formidable forces driving the stock market ahead. The fundamentals for continued economic growth and low inflation are still very much in place. Interest rates should remain low for the foreseeable future, a prospect enhanced by balanced federal budgets. Productivity increases have made the U.S. companies much stronger global competitors. And money is pouring into the market as participation in mutual funds and 401(k) plans grows rapidly.

If this recitation of plusses and minuses is a bit perplexing, it represents the real world of investing. It is, also, the very kind of mix which creates opportunities for investors who emphasize the value approach. The Dean Family of Funds combines the value approach with intensive research and rigorous investment decision-making disciplines. Ten months is not a long time. Yet, our results suggest, at least, that your Funds should perform well relative to the market, whatever its long-term course.

Your participation and confidence are deeply appreciated. Please know that an exceptional group of professionals here is dedicated to rewarding the trust you have placed in us.

Sincerely,

/s/ Chauncey H. Dean

Chauncey H. Dean

Chairman of the Board and Chief Executive Officer
C.H. Dean & Associates, Inc.

/s/ Robert D. Dean

Robert D. Dean

President and Chief Investment Officer
C.H. Dean & Associates, Inc.

The Dean Approach to Value Investing

What does value investing mean to the Dean Family of Funds? Simply said, we try to buy companies which are selling below their intrinsic value. To be more specific, we believe that to make good money in the market it is imperative to buy that which is not loved.

Stocks become loved when everything is going right for them -- when earnings growth has been great and the company is sitting on top of the world. The market then projects that success far into the future. Such projections can create a lot of risk, and risk is one of the most important considerations in investing.

Some people argue that safety (reduced risk) is related to size, that a large cap stock is less risky than a small cap stock. While large companies tend to have more diversified client bases and larger product portfolios, this view of risk implies that a stock becomes less risky as it is bid up in price. In other words, it says the same company is safer valued at $10 billion by the market than at $2 billion. This seems a dubious proposition. While a large business's wider array of clients and products can lead to a more stable stream of earnings, an investor can duplicate this by buying a portfolio of different stocks.

As long as two stocks do not move in absolute lock step with each other, a portfolio of two stocks will be less volatile than either of the individual stocks. How much less volatile depends on how likely the two stocks are to move together. A portfolio of two computer chip companies is more risky than a portfolio of one computer chip and one potato chip company. The skills needed to run the two companies are very different. We would rather hold two smaller companies, each focusing on what they do best, than one large company which is a collection of different businesses.

As a general proposition, the more diversified you are, the less risky you are. But, more often than not, diversification is better achieved at the portfolio level than at the corporate level.

While we can't express risk as a specific formula which fits all industries, we believe it is a function of the following, in roughly this order: VALUATION, BALANCE SHEET STRENGTH, STABILITY OF EARNINGS AND CASH FLOWS, MARKET POSITION AND DIVERSITY, AND EARNINGS GROWTH POTENTIAL. Note that all of these, with the exception of valuation, are attributes of the underlying company, not the stock.

If a company can grow at a high rate for a long time, it should be worth a pretty penny. For example, if you could know with absolute certainty that a company would grow its earnings at 15% per year, every year, for the next 30 years, what would it be worth? At 15%, $15,000 becomes $1,000,000 million in 30 years. Obviously, the market would be willing to pay a very high multiple of current earnings for such a mythical company.

But, relatively small changes in growth rates or duration can make a huge difference. For example, if the growth were 10% for 30 years, $15,000 would grow to less than $260,000. Furthermore, if a company disappoints with earnings which are below the analysts' forecasts, or if there is a major uncertainty over its near-term operations, the market often sells it off violently. If the company above revealed that it was not going to grow at 15% for 30 years but, rather, thought it might grow at 12% for five years, the market would despise it. The multiple of current earnings paid for the stock would plummet, even though it was still growing earnings at a respectable pace.

It is also very important to note that this process works in reverse. If a company which is expected to show consistent earnings growth of 5% puts together a few years of 8% earnings growth, its stock price will start to soar, as long as the new pace is seen as sustainable.

Thus, it is the market's collective perception of future earnings that causes stock prices to go up and down. "Collective perception" is another way of describing crowd behavior. Psychologists tell us that in a crowd, intelligent people will often do stupid things. The crowd tends to extrapolate the past into the future, both positive and negative. However, trends don't last forever. At Dean, we prefer to focus on companies where the expectations are low. If everyone expects bad things to happen, and they do, then the downside in stock price is limited. If something good (or even not so bad) happens, good things happen to the stock price.

At Dean we are interested first and foremost in the preservation and enhancement of capital. While this does not mean that our stocks never go down, it does mean that we tend to do best on a relative basis in difficult market environments. What are our strategies for preserving capital while also enhancing it? Each of the Funds takes a somewhat different path but the common denominator is our value philosophy. You will see its application on the pages describing the activities of each fund.

SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
Diversity: a Virtue and a Necessity

The Small Cap Value Fund attempts to stay as fully invested as possible in stocks at all times. Small cap stocks can be volatile on a day-to-day basis, because of their low liquidity. However, we do not view them as risky per se. Diversification is a virtue and a necessity in small cap funds. It reduces the day-to-day, or even month-to-month volatility. Even though the portfolio is invested in small and little-known companies, its diversity reduces risk, and our investments will still adhere to the Dean discipline of capital preservation.

Continuing to Climb with Small Cap Stocks

The Dean Small Cap Value Fund continues to chalk up impressive returns with Class A shares up 11.65%1 in the first three months of 1998, up 33.86%1 since its inception May 28, 1997 (assuming reinvestment of dividends). These returns exceed those of its benchmark, the Russell 2000, which was up 10.06% and 27.44%, respectively. While we do not believe such returns can be sustained indefinitely, by either the Fund or the index, we are confident that our disciplined value style can continue to outperform on a relative basis.

"Small" does not equate to "risky" in the Dean Small Cap Value Fund. A significant portion of the Fund is invested in such areas as electric utilities and REITs (real estate investment trusts). These help provide the Fund with a dividend yield which exceeds that of the much larger cap S&P 500.

Other stocks in the Fund have been purchased at prices so low that there is very little risk. For example, Jan Bell Marketing sells jewelry through leased space in Sam's Clubs. It was purchased at less than 10x earnings, at an average cost of $2.69 per share. Total market value was $70 million, though its net current assets (cash plus inventories plus receivables minus all liabilities) were $95 million at the time. The company has since posted better-than-expected earnings and is now selling for $4.75, up 77% from our average cost.

1 The total returns shown do not include the effect of applicable sales loads.

        Comparison of the Change in Value since May 28, 1997 of a $10,000 Investment in the Dean Small Cap Value Fund and the Russell 2000 Index

                                             March 31, 1998
                                             --------------
          Dean Small Cap Value Fund              $12,683
          Russell 2000 Index                     $12,900



                           Dean Small Cap Value Fund
                         Total Returns Since Inception*

                            Class A            26.83%
                            Class C            20.63%

Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The intial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 1, 1997.

LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
Low Prices: a Built-in Safety Factor

While the Large Cap Value Fund reflects the strength and stability of the largest corporations, it does not have the benefit of a bond position. Thus, it will tend to be more volatile than the Balanced Fund. Because of that volatility, deeply discounted valuations are relied on to provide a sizable margin of safety. Such stocks do not have grand expectations priced into them. Since it is hard to disappoint when no one expects something exciting or good, downside risk is reduced.

Solid Returns and a Careful Search for Value

The Fund continues to post strong absolute returns, with Class A shares up 24.11%1 between its inception on May 28, 1997, and March 31, 1998. Though solid, these returns fall short of the 32.24% gain posted by the benchmark Russell 1000 Index during this period. While absolute returns of this magnitude are not likely to continue indefinitely, either for the Fund or the Russell 1000, we believe our relative performance should improve over time. On traditional value measures, such as Price-to-Earnings and Price-to-Book Value, the Fund remains far less expensive than the overall market.

Our search for value in large cap stocks has been rewarded in the utilities and financial sectors. Valuations, especially in the financial services area, are often well below average, despite steady earnings growth and strong balance sheets. For example, Ambac Financial Group, a firm which specializes in insuring municipal bonds, has gained more than 50% since being purchased for the Dean Large Cap Value Fund. Even at that, it has been selling recently for 17x earnings and only 2.3x an understated book value.

1 The total returns shown do not include the effect of applicable sales loads.

        Comparison of the Change in Value since May 28, 1997 of a $10,000 Investment in the Dean Large Cap Value Fund and the Russell 1000 Index

                                             March 31, 1998
                                             --------------
          Dean Large Cap Value Fund              $11,760
          Russell 1000 Index                     $13,214



                           Dean Large Cap Value Fund
                         Total Returns Since Inception*

                            Class A            17.60%
                            Class C            13.63%

Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The intial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 19, 1997.

BALANCED FUND
--------------------------------------------------------------------------------
Building Value by Limiting Risk

The Balanced Fund diversifies between stocks and bonds. Bonds are of high quality and of medium length. Thus there is almost no risk of default and very limited risk due to fluctuations in interest rates. Depending on overall market risk, we vary the proportion in stocks and bonds slightly. The stocks are solid companies which are currently out of favor. They have generally good, if not spectacular, growth prospects but sell at a discount to the overall market. This discount provides appreciation potential and lower risk.

Strength Followed Fourth Quarter Volatility

After a wild and volatile fourth quarter of 1997, market participants put the Asian financial crisis in perspective. The first quarter of 1998 saw U.S.
markets respond positively to still-healthy corporate earnings and robust economic performance. Individual investors continued to pour money into mutual funds, providing further support to the bullish trend in stocks.

The Balanced Fund's Class A shares gained 18.07%1 since its inception on May 28, 1997, compared to 22.00% for our 60/40 2 benchmark over that same period. Given the Balanced Fund's relatively cautious investment posture during the period, its performance represents a solid absolute return. The portfolio holds important positions in relatively low-risk areas such as electric utilities and REITs. Its diverse holdings also include attractive and reasonably valued stocks in dynamic industries, such as technology. It holds stocks in the automotive and retail sectors, which benefit from steady economic growth. Financial services companies comprise a significant portion of the holdings, because they are reasonably valued and benefit from the low-interest environment.

During the quarter we added important positions in several stocks that clearly fit our value criteria. As the price of oil declined steadily in recent months, stocks of virtually all the oil service companies declined sharply. In view of the long-term growth in demand for oil, this presented a very attractive long-term investment opportunity.

Adhering to the Dean Balanced Fund's primary objective of preservation of capital and competitive returns, we view the current market as being relatively overvalued and prone to sharp volatility. We will maintain a modestly conservative position in our investments but be alert to new value opportunities.

1 The total returns shown do not include the effect of applicable sales loads.

2 The 60/40 benchmark consists of 60% Russell 1000 Index and 40% Lehman Brothers
  Intermediate Government/Corporate Bond Index.

        Comparison of the Change in Value since May 28, 1997 of a $10,000 Investment in the Dean Balanced Fund, the Russell 1000 Index and the Lehman
              Brothers Intermediate Government/Corporate Bond Index

                                             March 31, 1998
                                             --------------
          Dean Balanced Fund                     $11,187
          Russell 1000 Index                     $13,214
          Lehman Brothers Intermediate
            Government/Corporate Bond Index      $10,799



                               Dean Balanced Fund
                         Total Returns Since Inception*

                            Class A            11.87%
                            Class C             8.37%

Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The intial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 19, 1997.

INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------
Selecting Value from a World of Stocks

The Dean International Value Fund seeks capital appreciation by investing primarily in the common stocks of companies located in the United Kingdom, Continental Europe and the Pacific Basin. Stocks favored are those of companies with strong management and solid earnings potential, but which are trading at relatively low valuations. Particular emphasis is given to growth rates and such valuation measures as price-to-book value and price-to-cash flow. The Fund is managed under a disciplined, bottom-up, value approach. Strict parameters as to capitalization and valuation are followed with respect to both buying and selling these investments.

Off to a Great Beginning

Launched on October 13, 1997, as the Asian financial crisis sent waves of volatility through international equity markets, the Dean International Value Fund, nevertheless, got off to an excellent start. It's 17.60%1 total return for Class A shares through March 31, 1998, nearly tripled the 5.87% return of the benchmark EAFE Index.

The Fund's heavy cash position in October was used aggressively to buy depressed European and Canadian equities during the correction. The realization that growth in Asia was declining depressed bond yields in the West, which served to boost the markets for European and North American equities. Initially, the Fund minimized its exposure to companies in troubled Japan and other Asian and Latin American economies. Early in 1998, however, value opportunities began to emerge, leading to increased investments in these economies.

During the first quarter of 1998, strong rallies occurred in international equity markets, with Europe leading the way. The Fund's early focus on European markets was well rewarded.

1 The total returns shown do not include the effect of applicable sales loads.

      Comparison of the Change in Value since October 13, 1997 of a $10,000 Investment in the Dean International Value Fund and the Europe, Australia
                         and Far East Index (EAFE Index)

                                             March 31, 1998
                                             --------------
          Dean International Value Fund          $11,143
          Europe, Australia and Far East Index   $10,620


                          Dean International Value Fund
                         Total Returns Since Inception*

                            Class A            11.43%
                            Class C            17.50%

Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The intial public offering of Class A shares commenced on October 13, 1997, and the initial public offering of Class C shares commenced on November 6, 1997.

FUND FACTS
--------------------------------------------------------------------------------

SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
                                  Top Holdings

     Jan Bell Marketing, Inc.                Audiovox Corp. - Class A
     M.D.C. Holdings, Inc.                   Castle Energy Corp.
     Imperial Credit Commercial Mortgage     Lennar Corp.
     Advanced Marketing Services, Inc.       LandAmerica Financial Group
     Haverty Furniture Co., Inc.             M/I Schottenstein Homes, Inc.

     Number of Positions ..........................................     156

     Median Price/Earnings Ratio ..................................    12.6

     Portfolio Turnover (5/28/97 - 3/31/98) .......................     62%

LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
                                  Top Holdings

     Bear Stearns Cos., Inc.                 Edwards (AG), Inc.
     Clayton Homes, Inc.                     Food Lion, Inc. - Class A
     Chase Manhattan Corp.                   Transatlantic Holdings, Inc.
     Green Tree Financial Corp.              Chrysler Corp.
     Ambac Financial Group, Inc.             Norfolk Southern Corp.

     Number of Positions ...........................................     59

     Median Price/Earnings Ratio ...................................   15.5

     Portfolio Turnover (5/28/97 - 3/31/98) ........................    54%

BALANCED FUND
--------------------------------------------------------------------------------
                               Top Equity Holdings

     Ambac Financial Group, Inc.             ECI Telecommunications Ltd.
     News Corp. Ltd. Pfd. ADR                Diamond Offshore Drilling
     Tricon Global Restaurants               Countrywide Credit Ind.
     Chrysler Corp.                          NCR Corp.
     Applied Materials                       Tidewater, Inc.

     Number of Positions ...........................................     47

     Median Price/Earnings Ratio ...................................   17.4

     Portfolio Turnover (5/28/97 - 3/31/98) ........................    64%

FUND FACTS
--------------------------------------------------------------------------------

INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------
                                  Top Countries

                        United Kingdom           Germany
                        France                   Switzerland
                        Sweden                   Netherlands
                        Japan                    Italy
                        Canada                   Hong Kong

                                  Top Holdings

     BCE, Inc.                               Telefonica De Espana
     Scudder Latin America INV TR            Sanofi SA
     Fuji Photo Film                         Bure Investment Aktiebola
     Telecom Italia SPA                      Carrefour Supermarche
     Novartis AG                             Telecomunicacoes Brazileiras SA

     Number of Positions ..........................................      83
     Median Price/Earnings Ratio ..................................    26.4
     Portfolio Turnover (10/1/97 - 3/31/98) .......................    109%

LARGE CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1998
--------------------------------------------------------------------------------
    Shares    COMMON STOCKS -- 99.9%                                    Value
--------------------------------------------------------------------------------
              Aerospace -- 1.5%

     2,000    Rockwell International Corp. ......................   $   114,750
                                                                    -----------
              Automotive -- 6.2%

     4,500    Chrysler Corp. ....................................       187,031
     1,500    Ford Motor Co. ....................................        97,219
     1,300    General Motors Corp. ..............................        87,669
     1,900    PACCAR Inc. .......................................       113,168
                                                                    -----------
                                                                         485,087
                                                                    -----------
              Automotive Parts -- 1.0%

     2,000    Genuine Parts Co. .................................        76,250
                                                                    -----------
              Banking -- 2.1%

     1,300    Republic New York Corp. ...........................       173,388
                                                                    -----------
              Building Products -- 3.2%

     1,000    Armstrong World Industries, Inc. ..................        86,563
     1,500    Vulcan Materials Co. ..............................       164,250
                                                                    -----------
                                                                         250,813
                                                                    -----------
              Capital Goods -- 5.6%

     6,000    AGCO Corp. ........................................       178,125
     3,000    Caterpiller Inc. ..................................       165,188
     2,000    York International Corp. ..........................        90,000
                                                                    -----------
                                                                        433,313
                                                                    -----------
              Chemicals -- 7.0%

     1,000    Dow Chemical Co., (The) ...........................        97,250
     3,000    Great Lakes Chemical Corp. ........................       162,000
     2,000    Potash Corp. of Saskatchewan Inc. .................       181,750
     1,000    Rohm & Haas Co. ...................................       103,313
                                                                    -----------
                                                                        544,313
                                                                    -----------
              Electronics -- 2.7%

     1,000    Avnet, Inc. .......................................        57,563
        63    Raytheon Co. - Class A ............................         3,583
     2,500    Raytheon Co. - Class B ............................       145,938
                                                                    -----------
                                                                        207,084
                                                                    -----------
              Energy -- 6.7%

     1,500    Atlantic Richfield Co. ............................       117,938
     3,000    Phillips Petroleum Co. ............................       149,812
     4,000    Tidewater, Inc. ...................................       175,250
     3,500    Union Texas Petroleum Holdings ....................        77,438
                                                                    -----------
                                                                        520,438
                                                                    -----------

--------------------------------------------------------------------------------
    Shares    COMMON STOCKS -- 99.9%                                    Value
--------------------------------------------------------------------------------
              Financial Services -- 12.8%

     3,400    Ambac Financial Group, Inc. .......................   $   198,687
     4,000    Bear Stearns Cos., Inc. ...........................       205,500
     1,500    Chase Manhattan Corp. .............................       202,312
     4,500    Edwards (A.G.), Inc. ..............................       196,875
     7,000    Green Tree Financial Corp. ........................       199,062
                                                                    -----------
                                                                      1,002,436
                                                                    -----------
              Health Care -- 1.0%

     2,000    Mallinckrodt, Inc. ................................        79,000
                                                                    -----------
              Housing -- 2.6%

    10,000    Clayton Homes, Inc. ...............................       202,500
                                                                    -----------
              Insurance -- 13.0%

     2,000    AFLAC, Inc. .......................................       126,500
     1,500    American National Insurance Co. ...................       146,437
       800    General Re Corp. ..................................       176,500
     2,000    Jefferson-Pilot Corp. .............................       177,875
       500    SAFECO Corp. ......................................        27,328
     1,500    Transamerica Corp. ................................       174,750
     2,500    Transatlantic Holdings, Inc. ......................       189,062
                                                                    -----------
                                                                      1,018,452
                                                                    -----------
              Media -- 0.6%

     2,000    News Corporation Ltd. (The) (ADR) .................        46,000
                                                                    -----------
              Metals -- 4.2%

     2,800    Phelps Dodge Corp. ................................       180,775
     2,000    USX-U.S. Steel Group, Inc. ........................        75,500
     4,000    Worthington Industries, Inc. ......................        72,500
                                                                    -----------
                                                                        328,775
                                                                    -----------
              Mortgage Services -- 4.1%

     2,500    Countrywide Credit Industries, Inc. ...............       132,969
     2,400    MBIA, Inc. ........................................       186,000
                                                                    -----------
                                                                        318,969
                                                                    -----------
              Retail -- 5.1%

     3,500    Dillard's, Inc. ...................................       129,281
    18,000    Food Lion, Inc. - Class A .........................       192,375
     2,500    Toys "R" Us, Inc.(a) ..............................        75,156
                                                                    -----------
                                                                        396,812
                                                                    -----------
              Technology -- 1.1%
     2,500    NCR Corp.(a) ......................................        82,656
                                                                    -----------

              Telecommunications -- 1.6%
     3,000    Alltel Corp. ......................................       131,063
                                                                    -----------

--------------------------------------------------------------------------------
    Shares    COMMON STOCKS -- 99.9%                                    Value
--------------------------------------------------------------------------------
              Tobacco -- 3.2%

     1,700    Loews Corp. .......................................   $   177,225
     1,000    Philip Morris Cos., Inc. ..........................        41,688
     1,000    UST, Inc. .........................................        32,250
                                                                    -----------
                                                                        251,163
                                                                    -----------
              Transportation -- 4.7%

     3,000    CSX Corp. .........................................       178,500
     5,000    Norfolk Southern Corp. ............................       186,875
                                                                    -----------
                                                                        365,375
                                                                    -----------
              Utilities -- 9.9%

     2,000    Consolidated Edison Co. of New York, Inc. .........        93,500
     6,000    DPL Inc. ..........................................       117,000
     4,000    Houston Industries, Inc. ..........................       115,000
     5,000    Illinova Corp. ....................................       150,937
     6,000    NIPSCO Industries, Inc. ...........................       168,000
     4,500    Southern Co. ......................................       124,594
                                                                    -----------
                                                                        769,031
                                                                    -----------

              Total Common Stocks (Cost $6,718,817) .............   $ 7,797,668
                                                                    -----------

--------------------------------------------------------------------------------
Face Value    MONEY MARKET -- 0.5%                                      Value
--------------------------------------------------------------------------------
$   39,056    Star Treasury Fund (Cost $39,056) .................   $    39,056
                                                                    -----------
              Total Investments at Value -- 100.4%
              (Cost $6,757,873) .................................   $ 7,836,724

              Liabilities in Excess of Other Assets -- (0.4)% ...       (30,680)
                                                                    -----------

              Net Assets -- 100.0% ..............................   $ 7,806,044
                                                                    ===========


(a) Non-income producing security.

ADR -- American Depository Receipt

See accompanying notes to financial statements.

SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1998
--------------------------------------------------------------------------------
    Shares    COMMON STOCKS -- 97.7%                                    Value
--------------------------------------------------------------------------------
              Automotive -- 2.5%

     8,000    Excel Industries, Inc. ............................   $   165,000
     7,000    Global Motorsport Group, Inc.(a) ..................       126,875
     7,000    Oshkosh Truck Corp. ...............................       133,000
     2,000    Republic Automotive Parts, Inc.(a) ................        36,250
     5,000    TBC Corp.(a) ......................................        50,000
                                                                    -----------
                                                                        511,125
                                                                    -----------
              Automotive Parts -- 0.9%

     2,000    Arvin Industries, Inc. ............................        81,875
    10,000    R & B, Inc.(a) ....................................       103,750
                                                                    -----------
                                                                        185,625
                                                                    -----------
              Building Products -- 4.3%

     5,000    American Residential Services, Inc.(a) ............        49,688
     2,000    Ameron International Corp. ........................       116,875
     8,000    Building Materials Holding Corp.(a) ...............       109,000
     9,000    Cameron Ashley Building Products(a) ...............       164,810
    28,000    Martin Industries, Inc. ...........................       152,250
    13,000    Patrick Industries, Inc. ..........................       202,310
     5,000    Ryerson Tull, Inc.(a) .............................        96,250
                                                                    -----------
                                                                        891,183
                                                                    -----------
              Building Supplies -- 0.8%

    13,000    Wolohan Lumber Co. ................................       169,000
                                                                    -----------
              Capital Goods -- 4.7%

     5,000    Amcast Industrial Corp. ...........................       108,125
     5,000    Baldwin Technology Co., Inc. - Class A(a) .........        27,500
    11,000    Bridgeport Machines, Inc.(a) ......................       129,250
     4,000    Central Sprinkler Corp.(a) ........................        56,000
    15,000    Defiance, Inc. ....................................       123,750
    10,000    Global Industrial Technologies, Inc.(a) ...........       165,000
     3,000    Hardinge, Inc. ....................................       102,375
    12,000    Perini Corp.(a) ...................................       108,000
     8,000    Tractor Supply Co.(a) .............................       165,000
                                                                    -----------
                                                                        985,000
                                                                    -----------
              Chemicals -- 0.7%

     7,000    Mississippi Chemical Corp. ........................       140,438
                                                                    -----------

--------------------------------------------------------------------------------
    Shares    COMMON STOCKS -- 97.7%                                    Value
--------------------------------------------------------------------------------
              Electronics -- 4.5%

    13,760    Bell Industries, Inc.(a) ..........................   $   194,360
     8,000    Cherry Corp. - Class A(a) .........................       144,000
     3,000    Cherry Corp. - Class B(a) .........................        52,500
     3,500    ESCO Electronics Corp.(a) .........................        57,750
    10,000    IEC Electronics Corp.(a) ..........................        91,250
     2,000    Marshall Industries(a) ............................        66,750
    11,000    MicroAge, Inc.(a) .................................       138,875
     5,000    Petroleum Development Corp.(a) ....................        29,687
     4,000    Providence Energy Corp. ...........................        83,750
     6,000    SED International Holdings, Inc.(a) ...............        68,250
                                                                    -----------
                                                                        927,172
                                                                    -----------
              Energy -- 4.2%

     7,300    BP Prudhoe Bay Royalty Trust ......................       107,219
     3,000    CMS Energy Corp. - Class G ........................        75,938
    16,000    Castle Energy Corp.(a) ............................       280,000
     6,000    Crown Central Petroleum Corp.(a) ..................       111,750
     3,000    Giant Industries, Inc. ............................        61,500
    30,000    High Plains Corp.(a) ..............................        80,625
     5,000    NUI Corp. .........................................       136,875
     3,000    Torch Energy Royalty Trust ........................        21,938
                                                                    -----------
                                                                        875,845
                                                                    -----------
              Financial Services -- 1.2%

    17,000    EZCORP, Inc. - Class A(a) .........................       201,875
     3,000    United Cos. Financial Corp. .......................        53,438
                                                                    -----------
                                                                        255,313
                                                                    -----------
              Food -- 2.6%

     9,000    Fleming Cos., Inc. ................................       178,313
    15,000    M&F Worldwide Corp.(a) ............................       135,938
    10,000    Mauna Loa Macadamia Partners, L.P. - Class A ......        38,125
    10,000    Nash-Finch Co. ....................................       198,750
                                                                    -----------
                                                                        551,126
                                                                    -----------
              Furniture -- 1.0%

    12,000    Flexsteel Industries, Inc. ........................       166,500
     2,000    Pulaski Furniture Corp. ...........................        45,750
                                                                    -----------
                                                                        212,250
                                                                    -----------
              Gaming -- 0.9%

     5,000    Ameristar Casinos(a) ..............................        28,750
     9,000    Grand Casinos, Inc.(a) ............................       153,563
                                                                    -----------
                                                                        182,313
                                                                    -----------
              Health Care -- 1.6%

    16,000    Ramsay Health Care, Inc.(a) .......................        50,000
    10,000    Safeguard Health Enterprises, Inc.(a) .............        87,500
    85,000    Staff Builders, Inc. - Class A(a) .................       191,250
                                                                    -----------
                                                                        328,750
                                                                    -----------

--------------------------------------------------------------------------------
    Shares    COMMON STOCKS -- 97.7%                                    Value
--------------------------------------------------------------------------------
              Housing -- 10.4%

    10,000    Beazer Homes USA, Inc.(a) .........................   $   256,875
    10,000    Cavalier Homes, Inc. ..............................       114,375
     8,000    Del Webb Corp. ....................................       244,000
    12,000    Engle Homes, Inc. .................................       201,000
    24,000    Hovnanian Enterprises Inc. - Class A(a) ...........       253,500
     7,966    Lennar Corp. ......................................       274,329
    17,000    M.D.C. Holdings, Inc. .............................       301,750
    12,200    M/I Schottenstein Homes, Inc.(a) ..................       266,875
     1,100    Pulte Corp. .......................................        51,150
    20,000    Zaring National Corp.(a) ..........................       205,000
                                                                    -----------
                                                                      2,168,854
                                                                    -----------
              Insurance -- 8.6%

     6,000    ALLIED Life Financial Corp. .......................       129,000
     2,500    Chartwell Re Corp. ................................        84,688
     1,300    Citizens Corp. ....................................        40,463
     1,733    Donegal Group, Inc. ...............................        40,509
    12,000    EMC Insurance Group, Inc. .........................       160,500
     3,000    FBL Financial Group, Inc. - Class A ...............       151,875
     1,300    Farm Family Holdings, Inc.(a) .....................        50,375
     4,200    Harleysville Group, Inc. ..........................       109,200
     6,000    LandAmerica Financial Group, Inc. .................       271,500
       600    Navigators Group, Inc. (The)(a) ...................        11,250
     4,000    PXRE Corp. ........................................       124,000
     5,000    SCPIE Holdings Inc. ...............................       155,000
       600    Selective Insurance Group, Inc. ...................        16,125
     8,000    Stewart Information Services Corp. ................       246,000
     3,000    Terra Nova (Bermuda) Holdings Ltd. - Class A ......        91,500
     3,000    Trenwick Group Inc. ...............................       112,500
                                                                    -----------
                                                                      1,794,485
                                                                    -----------
              Metals -- 7.1%

     6,000    Ampco-Pittsburgh Corp. ............................       111,000
     9,000    Atchison Casting Corp.(a) .........................       140,625
    15,000    Bayou Steel Corp.(a) ..............................       102,188
     3,500    Cleveland-Cliffs Inc. .............................       188,125
     4,000    Commercial Metals Co. .............................       140,000
    14,000    National Steel Corp. - Class B(a) .................       239,750
     3,000    Pitt-Des Moines, Inc. .............................       144,000
     7,050    Roanoke Electric Steel Co. ........................       145,406
    10,000    Rouge Industries, Inc. - Class A ..................       155,625
    11,000    Steel of West Virginia, Inc.(a) ...................       112,750
                                                                    -----------
                                                                      1,479,469
                                                                    -----------
              Miscellaneous -- 0.9%

     8,000    Arctic Cat, Inc. ..................................        74,500
     4,000    CTG Resources, Inc. ...............................       102,750
                                                                    -----------
                                                                        177,250
                                                                    -----------
              Mortgage Services -- 0.7%
     6,000    MMI Cos., Inc. ....................................       144,375
                                                                    -----------

--------------------------------------------------------------------------------
    Shares    COMMON STOCKS -- 97.7%                                    Value
--------------------------------------------------------------------------------
              Paper and Containers -- 0.8%

    17,000    Mercer International, Inc. ........................   $   166,813
                                                                    -----------
              Real Estate -- 7.4%

     9,000    Commercial Net Lease Realty .......................       158,625
     5,000    Criimi Mae, Inc. ..................................        77,188
    13,000    Dynex Capital, Inc. ...............................       156,000
     5,000    Health Care REIT, Inc. ............................       137,500
    10,000    Horizon Group, Inc. ...............................       123,125
    19,000    Imperial Credit Commercial Mortgage Investment Corp.      285,000
     3,000    PMC Commerical Trust ..............................        58,875
     7,000    RFS Hotel Investors, Inc. .........................       127,750
     4,000    Ramco-Gershenson Properties Trust .................        81,500
     3,000    Redwood Trust, Inc. ...............................        70,500
     9,000    Thornburg Mortgage Asset Corp. ....................       142,875
    10,000    Winston Hotels, Inc. ..............................       132,500
                                                                    -----------
                                                                      1,551,438
                                                                    -----------
              Restaurants -- 2.6%

     1,000    Bertucci's, Inc.(a) ...............................         7,687
    14,000    Cooker Restaurant Corp. ...........................       140,875
    11,000    Rare Hospitality International, Inc.(a) ...........       130,625
    25,000    Ryan's Family Steak Houses, Inc.(a) ...............       226,563
     4,000    Uno Restaurant Corp.(a) ...........................        28,500
                                                                    -----------
                                                                        534,250
                                                                    -----------
              Retail -- 16.1%

    15,000    Advanced Marketing Services, Inc.(a) ..............       281,250
     6,800    Blair Corp. .......................................       155,550
     5,000    Burlington Industries, Inc.(a) ....................        87,812
    15,000    Dixie Group, Inc. (The) ...........................       173,438
    15,000    Duckwall-ALCO Stores, Inc.(a) .....................       228,750
    15,000    Dyersburg Corp. ...................................       117,187
    10,000    Farah Inc.(a) .....................................        63,125
     9,000    Friedman's Inc. - Class A(a) ......................       182,813
    25,000    GT Bicycles, Inc.(a) ..............................       154,688
    15,000    Haverty Furniture Co., Inc. .......................       281,250
    13,000    Ingles Markets, Inc. - Class A ....................       175,500
    62,900    Jan Bell Marketing, Inc.(a) .......................       310,568
     6,800    Lifetime Hoan Corp. ...............................        78,200
     6,000    Marsh Supermarkets, Inc. - Class B ................        93,750
    11,000    Mikasa, Inc. ......................................       148,500
    13,000    Movie Gallery, Inc.(a) ............................        99,125
    12,000    REX Stores Corp.(a) ...............................       177,000
    10,000    Rival Co. (The) ...................................       172,500
     5,000    Sportman's Guide, Inc. (The)(a) ...................        30,000
     3,000    Superior Surgical Manufacturing Co., Inc. .........        52,500
     3,000    Supreme International Corp.(a) ....................        37,500
     8,000    Syms Corp.(a) .....................................       113,000
    15,000    Tultex Corp.(a) ...................................        57,187
    15,000    Worldtex, Inc.(a) .................................       113,438
                                                                    -----------
                                                                      3,384,631
                                                                    -----------

--------------------------------------------------------------------------------
    Shares    COMMON STOCKS -- 97.7%                                    Value
--------------------------------------------------------------------------------
              Semiconductor -- 2.1%

     8,000    Kulicke & Soffa Industries, Inc.(a) ...............   $   174,000
    10,000    Newcor, Inc. ......................................        92,500
    11,000    Tower Semiconductor Ltd.(a) .......................       100,375
    27,000    Xicor, Inc.(a) ....................................        70,875
                                                                    -----------
                                                                        437,750
                                                                    -----------
              Technology -- 1.7%

    20,000    Kentek Information Systems, Inc. ..................       158,750
    11,000    Nam Tai Electronics, Inc. .........................       187,688
                                                                    -----------
                                                                        346,438
                                                                    -----------
              Telecommunications -- 2.2%

     8,400    Atlantic Tele-Network, Inc.(a) ....................        92,400
    42,000    Audiovox Corp. - Class A(a) .......................       280,875
    11,000    Emerging Communications, Inc.(a) ..................        77,000
                                                                    -----------
                                                                        450,275
                                                                    -----------
              Tobacco -- 0.7%

     9,000    Standard Commercial Corp. .........................       143,438
                                                                    -----------
              Transportation -- 0.5%

     5,000    Pittson Burlington Group ..........................        78,125
       500    Sea Containers, LTD. - Class A ....................        19,280
                                                                    -----------
                                                                         97,405
                                                                    -----------
              Utility -- 6.0%

     5,000    Central Hudson Gas & Electric .....................       218,125
    10,000    Central Vermont Public Service ....................       148,750
     4,000    Commonwealth Energy System ........................       159,500
     7,000    Eastern Utilities Associates ......................       190,750
     6,000    Rochester Gas & Electric Corp. ....................       195,000
     7,000    TNP Enterprises, Inc. .............................       231,438
     2,500    United Illuminating Co. ...........................       120,937
                                                                    -----------
                                                                      1,264,500
                                                                    -----------

              Total Common Stocks (Cost $17,670,094) ............   $20,356,511
                                                                    -----------

--------------------------------------------------------------------------------
Face Value    MONEY MARKET -- 0.4%                                      Value
--------------------------------------------------------------------------------
$   71,682    Star Treasury Fund (Cost $71,682) .................   $    71,682
                                                                    -----------

              Total Investments at Value -- 98.1%
              (Cost $17,741,776) ................................   $20,428,193

              Other Assets in Excess of Liabilities -- 1.9% .....       401,397
                                                                    -----------

              Net Assets -- 100.0% ..............................   $20,829,590
                                                                    ===========

(a) Non-income producing security.

See accompanying notes to financial statements.

BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1998
--------------------------------------------------------------------------------
    Shares    COMMON STOCKS -- 60.2%                                    Value
--------------------------------------------------------------------------------
              Airlines -- 0.8%

     2,500    Comair Holdings, Inc. .............................   $    66,250
                                                                    -----------
              Automotive -- 3.3%

     3,500    Chrysler Corp. ....................................       145,469
     2,000    Ford Motor Co. ....................................       129,625
                                                                    -----------
                                                                        275,094
                                                                    -----------
              Capital Goods -- 3.5%
     3,000    AGCO Corp. ........................................        89,063
     2,100    Briggs & Stratton Corp. ...........................        96,206
     2,000    Trinity Industries, Inc. ..........................       109,750
                                                                    -----------
                                                                        295,019
                                                                    -----------
              Chemicals -- 1.4%

     1,250    Potash Corp. of Saskatchewan Inc. .................       113,594
                                                                    -----------

              Data Storage -- 1.3%

     4,150    Seagate Technology, Inc.(a) .......................       104,787
                                                                    -----------
              Electronics -- 2.1%

     1,000    Avnet, Inc. .......................................        57,563
     2,050    Raytheon Co. - Class B ............................       119,669
                                                                    -----------
                                                                        177,232
                                                                    -----------
              Energy -- 3.2%

     3,000    Diamond Offshore Drilling, Inc. ...................       136,125
     3,000    Tidewater, Inc. ...................................       131,438
                                                                    -----------
                                                                        267,563
                                                                    -----------
              Financial Services -- 4.0%

     3,000    Ambac Financial Group, Inc. .......................       175,313
       500    Chase Manhattan Corp. (The) .......................        67,437
     3,100    Green Tree Financial Corp. ........................        88,156
                                                                    -----------
                                                                        330,906
                                                                    -----------
              Government Sponsored Enterprises -- 1.1%

     1,500    Federal National Mortgage Association .............        94,875
                                                                    -----------
              Health Care -- 1.2%

     3,000    Columbia/HCA Healthcare Corp. .....................        96,750
                                                                    -----------
              Housing -- 1.5%

     6,200    Clayton Homes, Inc. ...............................       125,550
                                                                    -----------
              Insurance -- 2.8%

     2,000    AFLAC, Inc. .......................................       126,500
     4,000    Frontier Insurance Group, Inc. ....................       110,500
                                                                    -----------
                                                                        237,000
                                                                    -----------

--------------------------------------------------------------------------------
    Shares    COMMON STOCKS -- 60.2%                                    Value
--------------------------------------------------------------------------------
              Media -- 3.8%

     2,000    Comcast Corp. .....................................   $    70,625
     2,000    Cox Communications, Inc. - Class A(a) .............        84,000
     7,000    News Corporation Ltd. (The) (ADR) .................       161,000
                                                                    -----------
                                                                        315,625
                                                                    -----------
              Mortgage Services -- 3.1%

     2,500    Countrywide Credit Industries, Inc. ...............       132,969
     1,600    PMI Group, Inc. (The) .............................       129,200
                                                                    -----------
                                                                        262,169
                                                                    -----------
              Restaurants -- 2.9%

    10,000    Ryan's Family Steak Houses, Inc.(a) ...............        90,625
     5,000    Tricon Global Restaurants, Inc.(a) ................       150,313
                                                                    -----------
                                                                        240,938
                                                                    -----------
              Retail -- 2.0%

     1,000    Payless ShoeSource, Inc.(a) .......................        75,250
     3,000    Toys "R" Us, Inc.(a) ..............................        90,187
                                                                    -----------
                                                                        165,437
                                                                    -----------
              Real Estate -- 4.4%

     2,500    Health Care Property Investors, Inc. ..............        92,343
     4,000    Merry Land & Investment Co., Inc. .................        89,500
     3,000    Simon DeBartolo Group, Inc. .......................       102,750
     6,000    United Dominion Realty Trust, Inc. ................        87,000
                                                                    -----------
                                                                        371,593
                                                                    -----------
              Semiconductor -- 3.1%

     4,000    Applied Materials, Inc.(a) ........................       141,250
     1,500    Intel Corp. .......................................       117,093
                                                                    -----------
                                                                        258,343
                                                                    -----------
              Technology -- 4.3%

     4,500    ECI Telecommunications Ltd. .......................       138,375
     4,000    NCR Corp.(a) ......................................       132,250
     6,000    Wall Data, Inc.(a) ................................        90,000
                                                                    -----------
                                                                        360,625
                                                                    -----------
              Telecommunications -- 2.3%

     4,000    360 Communications Co.(a) .........................       125,000
       900    Sprint Corp. ......................................        60,918
                                                                    -----------
                                                                        185,918
                                                                    -----------
              Tobacco -- 1.3%

     2,650    Phillip Morris Cos., Inc. .........................       110,472
                                                                    -----------
              Transportation -- 2.0%

     1,500    CSX Corp. .........................................        89,250
     2,000    Norfolk Southern Corp. ............................        74,750
                                                                    -----------
                                                                        164,000
                                                                    -----------

--------------------------------------------------------------------------------
    Shares    COMMON STOCKS -- 60.2%                                    Value
--------------------------------------------------------------------------------
              Utilities -- 4.8%

     4,000    Houston Industries, Inc. ..........................   $   115,000
     4,000    Illinova Corp. ....................................       120,750
     3,000    NIPSCO Industries, Inc. ...........................        84,000
     3,000    Southern Co. ......................................        83,063
                                                                    -----------
                                                                        402,813
                                                                    -----------

              Total Common Stocks (Cost $4,341,672) .............   $ 5,022,553
                                                                    -----------

--------------------------------------------------------------------------------
    Shares    Fixed Income -- 33.8%                                     Value
--------------------------------------------------------------------------------
   300,000    U.S. Treasury Note, 6.375%, 7/15/99 ...............   $   302,813
   300,000    U.S. Treasury Note, 5.875%, 11/15/99 ..............       301,219
   250,000    Federal National Mortgage Association,
                5.620%, 3/15/01 .................................       249,759
   250,000    U.S. Treasury Note, 6.125%, 12/31/01 ..............       253,594
   300,000    EI Dupont De Nemours, 6.500%, 9/01/02 .............       304,857
   300,000    Countrywide Credit Industries, Inc.,
                6.280%, 1/15/03 .................................       297,644
   300,000    Federal National Mortgage Association,
                5.250%, 1/15/03 .................................       292,850
   250,000    Hilton Hotels Corp., 7.000%, 7/15/04 ..............       248,222
   300,000    U.S. Treasury Note, 6.500%, 10/15/06 ..............       314,625
   250,000    Federal National Mortgage Association,
                7.500%, 2/02/07 .................................       255,377
                                                                    -----------

              Total Fixed Income (Cost $2,815,529) ..............   $ 2,820,960
                                                                    -----------

--------------------------------------------------------------------------------
Face Value    MONEY MARKET AND EQUIVALENTS -- 5.2%                      Value
--------------------------------------------------------------------------------
   402,000    KZH ING PP, CP 4/02/98 ............................   $   401,937
    32,347    Star Treasury Fund ................................        32,347
                                                                    -----------

              Total Money Market and Equivalents (Cost $434,284)    $   434,284
                                                                    -----------

              Total Investments at Value -- 99.2%
                (Cost $7,591,485) ...............................   $ 8,277,797

              Other Assets in Excess of Liabilities -- 0.8% .....        68,763
                                                                    -----------

              Net Assets -- 100.0% ..............................   $ 8,346,560
                                                                    ===========

(a) Non-income producing security.
ADR -- American Depository Receipt

See accompanying notes to financial statements.

INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1998
--------------------------------------------------------------------------------
    Shares    COMMON STOCKS -- 99.2%                                    Value
--------------------------------------------------------------------------------
              Argentina -- 0.6%

     1,240    Perez Compac SA ...................................   $     8,395
                                                                    -----------
              Australia -- 3.4%

       750    Brambles Industries Limited .......................        15,642
     1,280    Commonwealth Bank of Australia ....................        15,247
    14,500    Pasminco Limited ..................................        15,866
                                                                    -----------
                                                                         46,755
                                                                    -----------
              Belgium -- 1.9%

        48    Kredietbank NV ....................................        25,793
                                                                    -----------
              Brazil -- 3.3%

   350,000    Telecomunicacoes Brazileiras SA ...................        45,434
                                                                    -----------
              Canada -- 7.0%

     1,560    BCE, Inc. .........................................        65,268
       420    BCE Mobile Communications Inc.(a) .................        12,537
     1,010    National Bank of Canada ...........................        18,891
                                                                    -----------
                                                                         96,696
                                                                    -----------
              Denmark -- 1.0%

       300    ISS International Service System A/S(a) ...........        14,341
                                                                    -----------
              Finland -- 0.8%

       245    Pohjola Insurance Group ...........................        11,350
                                                                    -----------
              France -- 11.4%

       370    AGF (Assurances Generales de France) ..............        20,824
       116    Axa-UAP ...........................................        11,945
        45    Carrefour SA ......................................        26,510
       140    Elf Aquitaine SA ..................................        18,348
        40    L'OREAL ...........................................        18,593
       120    Leon de Bruxelles(a) ..............................        12,493
       244    Sanofi SA .........................................        28,001
       390    Transiciel SA(a) ..................................        21,087
                                                                    -----------
                                                                        157,801
                                                                    -----------
              Germany -- 6.8%

       130    Axa Colonia Konzern AG ............................        15,851
       170    Deutsche Bank AG ..................................        12,745
       160    Dis Deutscher Industrie Service AG(a) .............         9,647
        25    Karstadt AG .......................................         9,733
        26    Mannesmann AG .....................................        19,036
        50    Philipp Holzmann AG(a) ............................        11,626
       280    RWE AG ............................................        15,103
                                                                    -----------
                                                                         93,741
                                                                    -----------
              Greece -- 1.0%

       610    Goody's SA ........................................        14,498
                                                                    -----------

--------------------------------------------------------------------------------
    Shares    COMMON STOCKS -- 99.2%                                    Value
--------------------------------------------------------------------------------
              Hong Kong -- 3.4%

     1,000    Cheung Kong (Holdings) Ltd. .......................   $     7,098
     5,000    Cheung Kong Infrastructure Holdings ...............        14,907
     2,000    Hutchison Whampoa Ltd. ............................        14,068
     2,000    Shanghai Industrial Holdings Ltd. .................         8,183
    10,000    Zhehuang Expressway Co. Ltd.(a) ...................         2,530
                                                                    -----------
                                                                         46,786
                                                                    -----------
              Italy -- 3.7%

     1,290    Istituto Bancario San Paolo di Torino .............        18,081
     4,260    Telecom Italia SPA ................................        33,571
                                                                    -----------
                                                                         51,652
                                                                    -----------
              Japan -- 8.3%

       300    Acom Company, Ltd. ................................        14,961
       600    Aiwa Co., Ltd. ....................................        16,828
     2,000    Dai-Ichi Kangyo Bank Ltd. .........................        14,548
     1,000    Fuji Photo Film ...................................        37,195
     4,000    Sakura Bank Ltd. ..................................        14,188
       200    Sony Corporation ..................................        16,948
                                                                    -----------
                                                                        114,668
                                                                    -----------
              Netherlands -- 3.9%

       620    ABN AMRO Holding NV ...............................        14,305
     2,700    AND International Publishers Plc(a) ...............        14,376
       478    Koninklijke PTT Nederland NV ......................        24,764
                                                                    -----------
                                                                         53,445
                                                                    -----------
              Norway -- 1.1%

     3,600    Christiania Bank Og Kreditkasse ...................        15,299
                                                                    -----------
              Portugual -- 0.9%

       250    Portugal Telecom SA ...............................        13,004
                                                                    -----------
              Singapore -- 1.2%

     3,000    Oversea-Chinese Banking Corporation Ltd. ..........        16,905
                                                                    -----------
              Spain -- 3.0%

        60    Grupo Acciona SA ..................................        12,076
       655    Telefonica de Espana ..............................        28,868
                                                                    -----------
                                                                         40,944
                                                                    -----------
              Sweden -- 9.8%

       950    Astra AB - Class A ................................        19,608
     1,770    Investment AB Bure ................................        26,790
     1,800    Nordbanken Holding AB .............................        11,934
       330    Pharmacia & Upjohn, Inc. ..........................        14,241
       210    Skandia Forsakrings AB ............................        13,686
       286    Svenska Handelsbanken .............................        13,237
       490    Telefonaktiebolaget LM Ericsson ...................        23,292
       380    Volvo AB ..........................................        12,097
                                                                    -----------
                                                                        134,885
                                                                    -----------

--------------------------------------------------------------------------------
    Shares    COMMON STOCKS -- 99.2%                                    Value
--------------------------------------------------------------------------------
              Switzerland -- 4.0%

        17    Novartis ..........................................   $    30,086
         9    Swiss Life ........................................         7,610
        11    UBS - Union Bank of Switzerland ...................        17,967
                                                                    -----------
                                                                         55,663
                                                                    -----------
              United Kingdom -- 20.6%

     2,340    B.A.T. Industries Plc .............................        23,511
       600    Bank of Scotland ..................................         7,013
       400    Barclays Plc ......................................        11,970
       470    British Aerospace Plc .............................        15,466
       870    British Energy Plc ................................         7,645
     1,800    British Telecommunications Plc ....................        19,563
       540    Commercial Union Plc ..............................        10,517
       850    Compass Group Plc .................................        14,476
     1,420    Energis Plc(a) ....................................        13,376
       260    Glaxo Wellcome Plc ................................         6,905
     1,500    Imperial Tobacco Group Plc ........................        11,040
       300    National Westminster Bank Plc .....................         5,491
       580    Railtrack Group Plc ...............................         9,538
       960    Reed International Plc ............................         9,710
       600    Royal & Sun Alliance Insurance Group Plc ..........         7,601
     1,080    Royal Bank of Scotland Group Plc ..................        16,738
     1,320    ScottishPower Plc .................................        12,390
    20,910    Scudder Latin America Investment Trust Plc ........        37,905
       800    SmithKline Beecham Plc ............................        10,021
       525    Smiths Industries Plc .............................         7,649
     1,640    Unilever Plc ......................................        15,421
     1,115    Vodafone Group Plc(a) .............................        11,623
                                                                    -----------
                                                                        285,569
                                                                    -----------
              Closed-end Foreign Funds -- 2.1%

        84    Societe Generale Baltic Republics Fund(a) .........        18,582
       120    Ukraine Fund Ltd.(a) ..............................        10,020
                                                                    -----------
                                                                         28,602
                                                                    -----------

              Total Investments at Value -- 99.2%
                (Cost $1,226,254) ...............................   $ 1,372,226
                                                                    -----------

              Other Assets in Excess of Liabilities -- 0.8% .....        10,919
                                                                    -----------

              Net Assets -- 100.0% ..............................   $ 1,383,145
                                                                    ===========

(a) Non-income producing security.

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1998
--------------------------------------------------------------------------------

                                                             Large Cap      Small Cap       Balanced    International
                                                             Value Fund     Value Fund        Fund        Value Fund
                                                            -----------    -----------    -----------    -----------
ASSETS
Investments in securities:
   At acquisition cost                                      $ 6,757,873    $17,741,776    $ 7,591,485    $ 1,226,254
                                                            ===========    ===========    ===========    ===========
   At value (Note 2)                                        $ 7,836,724    $20,428,193    $ 8,277,797    $ 1,372,226
Cash                                                                 --             --             --        101,067
Cash denominated in foreign currencies (at cost $42,783)             --             --             --         42,400
Net unrealized appreciation on forward foreign currency
   exchange contracts (Note 6)                                       --             --             --          5,347
Dividends and interest receivable                                 8,098         29,479         45,452          1,654
Receivable for securities sold                                       --        431,581             --         21,572
Receivable for capital shares sold                                9,475         52,079         21,384          1,983
Receivable from Adviser (Note 4)                                  3,136             --          1,946          3,317
Organization expenses, net (Note 2)                              12,880         12,880         12,880             --
Other assets                                                      8,166         16,428          8,335         15,756
                                                            -----------    -----------    -----------    -----------
   TOTAL ASSETS                                               7,878,479     20,970,640      8,367,794      1,565,322
                                                            -----------    -----------    -----------    -----------
LIABILITIES
Dividends payable                                                   298             --          2,681             --
Payable for securities purchased                                     --             --             --        157,467
Payable for capital shares redeemed                              59,962        111,187          1,975             --
Payable to affiliates (Note 4)                                    6,400         19,518          6,400          6,400
Other liabilities                                                 5,775         10,345         10,178         18,310
                                                            -----------    -----------    -----------    -----------
   TOTAL LIABILITIES                                             72,435        141,050         21,234        182,177
                                                            -----------    -----------    -----------    -----------

NET ASSETS                                                  $ 7,806,044    $20,829,590    $ 8,346,560    $ 1,383,145
                                                            ===========    ===========    ===========    ===========

Net assets consist of:
Paid-in capital                                             $ 6,621,536    $17,338,540    $ 7,452,425    $ 1,215,110
Undistributed net investment income                                  --         13,908             --             --
Accumulated net realized gains from security
   transactions                                                 105,657        790,725        207,823         15,487
Net unrealized appreciation on investments                    1,078,851      2,686,417        686,312        145,972
Net unrealized appreciation on translation of assets and
   liabilities in foreign currencies                                 --             --             --          6,576
                                                            -----------    -----------    -----------    -----------
Net assets                                                  $ 7,806,044    $20,829,590    $ 8,346,560    $ 1,383,145
                                                            ===========    ===========    ===========    ===========

DEAN FAMILY OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1998 (continued)
--------------------------------------------------------------------------------

                                                            Large Cap      Small Cap       Balanced    International
                                                            Value Fund     Value Fund        Fund        Value Fund
                                                           -----------    -----------    -----------    -----------
PRICING OF CLASS A SHARES
Net assets applicable to Class A shares                    $ 7,669,807    $19,437,554    $ 7,262,670    $ 1,295,896
                                                           ===========    ===========    ===========    ===========
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                  628,288      1,514,344        629,043        110,223
                                                           ===========    ===========    ===========    ===========
Net asset value and redemption price per share (Note 2)    $     12.21    $     12.84    $     11.55    $     11.76
                                                           ===========    ===========    ===========    ===========
Maximum offering price per share (Note 2)                  $     12.89    $     13.55    $     12.19    $     12.41
                                                           ===========    ===========    ===========    ===========
PRICING OF CLASS C SHARES
Net assets applicable to Class C shares                    $   136,237    $ 1,392,036    $ 1,083,890    $    87,249
                                                           ===========    ===========    ===========    ===========
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                   11,205        108,873         94,079          7,443
                                                           ===========    ===========    ===========    ===========
Net asset value, offering price and redemption price
   per share (Note 2)                                      $     12.16    $     12.79    $     11.52    $     11.72
                                                           ===========    ===========    ===========    ===========

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended March 31, 1998(A)
--------------------------------------------------------------------------------

                                                                      Large Cap       Small Cap       Balanced      International
                                                                      Value Fund      Value Fund        Fund          Value Fund
                                                                     -----------     -----------     -----------     -----------
INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $628
      for the International Value Fund)                              $   102,964     $   257,025     $    57,385     $     2,729
   Interest                                                               10,462          24,945         155,346              --
                                                                     -----------     -----------     -----------     -----------
      TOTAL INVESTMENT INCOME                                            113,426         281,970         212,731           2,729
                                                                     -----------     -----------     -----------     -----------
EXPENSES
   Investment advisory fees (Note 4)                                      52,709         127,902          57,457           4,452
   Registration fees - Common                                              6,730           9,443           6,944          12,782
   Registration fees - Class A                                            11,063          11,960          11,098               6
   Registration fees - Class C                                            11,113          11,113          11,096               6
   Accounting services fees (Note 4)                                      27,000          27,000          27,000          15,000
   Shareholder services and transfer agent fees -
      Class A (Note 4)                                                    10,800          10,800          10,800           6,000
      Class C (Note 4)                                                     9,600           9,600           9,600           6,000
   Distribution expenses - Class A (Note 4)                                   --           5,533              --              --
   Administration fees (Note 4)                                            9,000          12,639           9,000           5,000
   Custodian fees                                                          4,373          12,424           4,548           9,800
   Postage and supplies                                                    5,983          14,442           5,432           1,028
   Trustees' fees and expenses                                             5,763           5,763           5,763           2,752
   Insurance expense                                                       3,758           3,758           3,758              --
   Reports to shareholders                                                 1,900           4,497           1,863              --
   Amortization of organization expenses (Note 2)                          2,892           2,892           2,892              --
   Other expenses                                                          2,151           4,325           2,544           3,916
                                                                     -----------     -----------     -----------     -----------
      TOTAL EXPENSES                                                     164,835         274,091         169,795          66,742

   Fees waived and common expenses
      reimbursed by Adviser (Note 4)                                     (46,607)        (17,445)        (44,231)        (53,501)
   Class C expenses reimbursed by Adviser (Note 4)                       (20,468)        (16,684)        (16,291)         (5,663)
                                                                     -----------     -----------     -----------     -----------
      NET EXPENSES                                                        97,760         239,962         109,273           7,578
                                                                     -----------     -----------     -----------     -----------
NET INVESTMENT INCOME (LOSS)                                              15,666          42,008         103,458          (4,849)
                                                                     -----------     -----------     -----------     -----------
REALIZEDAND UNREALIZED GAINS (LOSSES)
   Net realized gains (losses) from: (Note 5)
      Security transactions                                              199,457       1,496,720         263,495          21,655
      Foreign currency transactions                                           --              --              --          (1,319)
   Net change in unrealized appreciation on: (Note 5)
      Investments                                                      1,078,851       2,686,417         686,312         145,972
      Translation of assets and liabilities in foreign currencies             --              --              --           6,576
                                                                     -----------     -----------     -----------     -----------
NET REALIZED AND UNREALIZED GAINS ON
   INVESTMENTS AND FOREIGN CURRENCIES                                  1,278,308       4,183,137         949,807         172,884
                                                                     -----------     -----------     -----------     -----------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                                        $ 1,293,974     $ 4,225,145     $ 1,053,265     $   168,035
                                                                     ===========     ===========     ===========     ===========

(A) Except for the International Value Fund which represents the period from October 13, 1997 to March 31, 1998.

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended March 31, 1998(A)
--------------------------------------------------------------------------------

                                                               Large Cap        Small Cap         Balanced      International
                                                               Value Fund       Value Fund          Fund          Value Fund
                                                              ------------     ------------     ------------     ------------
FROM OPERATIONS:
   Net investment income (loss)                               $     15,666     $     42,008     $    103,458     $     (4,849)
   Net realized gains from security transactions                   199,457        1,496,720          263,495           21,655
   Net realized losses from foreign currency transactions               --               --               --           (1,319)
   Net change in unrealized appreciation on investments          1,078,851        2,686,417          686,312          145,972
   Net change in unrealized appreciation on translation
      of assets and liabilities in foreign currencies                   --               --               --            6,576
                                                              ------------     ------------     ------------     ------------
   Net increase in net assets from operations                    1,293,974        4,225,145        1,053,265          168,035
                                                              ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A                             (15,639)         (27,790)         (96,636)              --
   From net investment income, Class C                                 (27)            (310)          (6,822)              --
   From net realized gains, Class A                                (93,134)        (679,224)         (50,850)              --
   From net realized gains, Class C                                   (666)         (26,771)          (4,822)              --
                                                              ------------     ------------     ------------     ------------
Decrease in net assets from distributions
   to shareholders                                                (109,466)        (734,095)        (159,130)              --
                                                              ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:

Class A
   Proceeds from shares sold                                     7,408,080       16,889,610        7,467,827        1,135,513
   Net asset value of shares issued in
      reinvestment of distributions to shareholders                100,180          609,751          142,246               --
   Payments for shares redeemed                                 (1,043,356)      (1,485,185)      (1,219,159)            (308)
                                                              ------------     ------------     ------------     ------------
Net increase in net assets from Class A
   share transactions                                            6,464,904       16,014,176        6,390,914        1,135,205
                                                              ------------     ------------     ------------     ------------

Class C
   Proceeds from shares sold                                       125,961        1,324,235        1,017,191           79,905
   Net asset value of shares issued in
      reinvestment of distributions to shareholders                    690           26,186           11,331               --
   Payments for shares redeemed                                     (4,019)         (59,057)             (11)              --
                                                              ------------     ------------     ------------     ------------
Net increase in net assets from Class C
   share transactions                                              122,632        1,291,364        1,028,511           79,905
                                                              ------------     ------------     ------------     ------------
Net increase in net assets from capital share transactions       6,587,536       17,305,540        7,419,425        1,215,110
                                                              ------------     ------------     ------------     ------------
TOTAL INCREASE IN NET ASSETS                                     7,772,044       20,796,590        8,313,560        1,383,145

NET ASSETS:
   Beginning of year (Note 1)                                       34,000           33,000           33,000               --
                                                              ------------     ------------     ------------     ------------
   End of year                                                $  7,806,044     $ 20,829,590     $  8,346,560     $  1,383,145
                                                              ============     ============     ============     ============

UNDISTRIBUTED NET INVESTMENT INCOME                           $         --     $     13,908     $         --     $         --
                                                              ============     ============     ============     ============

(A) Except for the International Value Fund which represents the period from October 13, 1997 to March 31, 1998.

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended March 31, 1998 (continued)(A)
--------------------------------------------------------------------------------

                                                     Large Cap      Small Cap       Balanced    International
                                                     Value Fund     Value Fund        Fund        Value Fund
                                                     ----------     ----------     ----------     ----------
CAPITAL SHARE ACTIVITY:
Class A
   Shares sold                                          711,149      1,585,565        725,255        110,251
   Shares issued in reinvestment of distributions
      to shareholders                                     9,315         53,022         13,140             --
   Shares redeemed                                      (95,576)      (127,543)      (112,652)           (28)
                                                     ----------     ----------     ----------     ----------
   Net increase in shares outstanding                   624,888      1,511,044        625,743        110,223
   Shares outstanding, beginning of year                  3,400          3,300          3,300             --
                                                     ----------     ----------     ----------     ----------
   Shares outstanding, end of year                      628,288      1,514,344        629,043        110,223
                                                     ==========     ==========     ==========     ==========

Class C
   Shares sold                                           11,518        111,598         93,039          7,443
   Shares issued in reinvestment of distributions
      to shareholders                                        64          2,283          1,041             --
   Shares redeemed                                         (377)        (5,008)            (1)            --
                                                     ----------     ----------     ----------     ----------
   Net increase in shares outstanding                    11,205        108,873         94,079          7,443
   Shares outstanding, beginning of year                     --             --             --             --
                                                     ----------     ----------     ----------     ----------
   Shares outstanding, end of year                       11,205        108,873         94,079          7,443
                                                     ==========     ==========     ==========     ==========

(A) Except for the International Value Fund which represents the period from October 13, 1997 to March 31, 1998.

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period
From Initial Public Offering of Shares(A) through March 31, 1998
--------------------------------------------------------------------------------

                                                   Large Cap Value Fund              Small Cap Value Fund
                                               ----------------------------      ----------------------------
                                                 Class A          Class C          Class A          Class C
                                               -----------      -----------      -----------      -----------
Net asset value at beginning of period         $     10.00      $     10.76      $     10.00      $     10.95
                                               -----------      -----------      -----------      -----------
Income from investment operations:
   Net investment income (loss)                       0.03            (0.01)            0.03            (0.02)
   Net realized and unrealized gains
      on investments                                  2.36             1.56             3.30             2.33
                                               -----------      -----------      -----------      -----------
Total from investment operations                      2.39             1.55             3.33             2.31
                                               -----------      -----------      -----------      -----------
Less distributions:
   From net investment income                        (0.03)           (0.00)           (0.02)           (0.00)
   From net realized gains                           (0.15)           (0.15)           (0.47)           (0.47)
                                               -----------      -----------      -----------      -----------
Total distributions                                  (0.18)           (0.15)           (0.49)           (0.47)
                                               -----------      -----------      -----------      -----------
Net asset value at end of period               $     12.21      $     12.16      $     12.84      $     12.79
                                               ===========      ===========      ===========      ===========
Total return(B)                                     24.11%           14.63%           33.86%           21.63%
                                               ===========      ===========      ===========      ===========
Net assets at end of period                    $ 7,669,807      $   136,237      $19,437,554      $ 1,392,036
                                               ===========      ===========      ===========      ===========
Ratio of expenses to average net assets:(C)
   Before waiver of fees by Adviser                  2.72%           52.73%            1.98%            6.41%
   After waiver of fees by Adviser                   1.84%            2.59%            1.84%            2.59%

Ratio of net investment income (loss)
   to average net assets(C)                          0.30%           (0.55%)           0.35%           (0.42%)

Portfolio turnover rate(C)                             54%              54%              62%              62%

Average commission rate per share              $    0.0600      $    0.0600      $    0.0589      $    0.0589

(A) Initial public offering date                   5-28-97          8-19-97          5-28-97           8-1-97

(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(C) Annualized.

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period
From Initial Public Offering of Shares(A) through March 31, 1998
--------------------------------------------------------------------------------

                                                      Balanced Fund                International Value Fund
                                               ----------------------------      ----------------------------
                                                 Class A          Class C          Class A          Class C
                                               -----------      -----------      -----------      -----------
Net asset value at beginning of period         $     10.00      $     10.71      $     10.00      $      9.89
                                               -----------      -----------      -----------      -----------
Income from investment operations:
   Net investment income (loss)                       0.17             0.07            (0.05)           (0.04)
   Net realized and unrealized gains
      on investments and foreign currency             1.62             0.92             1.81             1.87
                                               -----------      -----------      -----------      -----------
Total from investment operations                      1.79             0.99             1.76             1.83
                                               -----------      -----------      -----------      -----------
Less distributions:
   From net investment income                        (0.16)           (0.10)              --               --
   From net realized gains                           (0.08)           (0.08)              --               --
                                               -----------      -----------      -----------      -----------
Total distributions                                  (0.24)           (0.18)              --               --
                                               -----------      -----------      -----------      -----------
Net asset value at end of period               $     11.55      $     11.52      $     11.76      $     11.72
                                               ===========      ===========      ===========      ===========
Total return(B)                                     18.07%            9.37%           17.60%           18.50%
                                               ===========      ===========      ===========      ===========
Net assets at end of period                    $ 7,262,670      $ 1,083,890      $ 1,295,896      $    87,249
                                               ===========      ===========      ===========      ===========
Ratio of expenses to average net assets:(C)
   Before waiver of fees by Adviser                  2.60%            7.39%           16.66%           58.89%
   After waiver of fees by Adviser                   1.84%            2.59%            2.04%            2.82%

Ratio of net investment income (loss)
   to average net assets(C)                          1.85%            0.99%           (1.30%)          (1.94%)

Portfolio turnover rate(C)                             64%              64%             109%             109%

Average commission rate per share              $    0.0600      $    0.0600      $    0.0368      $    0.0368

(A) Initial public offering date                   5-28-97           8-1-97         10-13-97          11-6-97

(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(C) Annualized.

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 1998
--------------------------------------------------------------------------------
1.   Organization

The Dean Family of Funds (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust was organized as an Ohio business trust under a Declaration of Trust dated December 18, 1996. The Trust has established four fund series, the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund, and the International Value Fund (the Funds). The Trust was capitalized on March 17, 1997, when the initial shares of each Fund (except for the International Value
Fund) were purchased at $10.00 per share. The initial public offering of shares of the International Value Fund commenced on October 13, 1997. The Trust had no operations prior to the public offering of shares except for the initial issuance of shares.

The Large Cap Value Fund seeks to provide growth of capital over the long-term by investing primarily in the common stocks of large companies.

The Small Cap Value Fund seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

The Balanced Fund seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

The International Value Fund seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

The Funds each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 5.25% and a distribution fee of up to 0.25% of the average daily net assets) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2.   Significant Accounting Policies

The following is a summary of the Trust's significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued based upon the closing price on the principal exchange where the security is traded, or, if not traded on a particular day, at the closing bid price. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. With respect to the International Value Fund, the U.S. dollar value of foreign securities and forward foreign currency exchange contracts is determined using spot and forward currency exchange rates, respectively, supplied by a quotation service.

Share valuation -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price of Class A shares of each Fund is equal to the net asset value per share plus a sales load equal to 5.54% of the net asset value (or 5.25% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share.

The redemption price per share of Class A shares and Class C shares of each Fund is equal to net asset value per share. However, Class C shares of each Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- The Large Cap Value Fund, the Balanced Fund and the International Value Fund each expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Small Cap Value Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of March 31, 1998:

                                        Large Cap       Small Cap        Balanced     International
                                        Value Fund      Value Fund         Fund        Equity Fund
                                       -----------     -----------     -----------     -----------
Gross unrealized appreciation .....    $ 1,193,332     $ 3,215,867     $   829,199     $   161,973
Gross unrealized depreciation .....       (114,481)       (529,450)       (142,887)        (16,001)
                                       -----------     -----------     -----------     -----------
Net unrealized appreciation .......    $ 1,078,851     $ 2,686,417     $   686,312     $   145,972
                                       ===========     ===========     ===========     ===========

The Federal income tax cost of portfolio investments is equal to book cost as shown on the statement of assets and liabilities.

3.      Investment Transactions

For the period ended March 31, 1998, purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $9,392,502 and $2,873,183, respectively, for the Large Cap Value Fund, $24,425,156 and
$8,251,829, respectively, for the Small Cap Value Fund, $10,371,359 and $3,477,375, respectively, for the Balanced Fund and $1,607,781 and $403,182 for the International Value Fund.

4.      Transactions with Affiliates

Certain trustees and officers of the Trust are also officers of C.H. Dean & Associates, Inc. (the Adviser) or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets for the Large Cap Value Fund, Small Cap Value Fund and Balanced Fund and 1.25% of its average daily net assets for the International Value Fund.

Newton Capital Management Ltd. (Newton Capital) has been retained by the Adviser to manage the investments of the International Value Fund. The Adviser (not the Fund) pays Newton Capital a fee for its services equal to the rate of 0.50% of its average value of the Fund's daily net assets.

In order to voluntarily reduce operating expenses during the year ended March 31, 1998, the Adviser waived $46,607 of its advisory fees and reimbursed $20,468 of Class C expenses for the Large Cap Value Fund; waived $17,445 of its advisory fees and reimbursed $16,684 of Class C expenses for the Small Cap Value Fund; waived $44,231 of its advisory fees and reimbursed $16,291 of Class C expenses for the Balanced Fund; and waived its entire advisory fee of $4,452 and reimbursed $49,049 of common expenses and $5,663 of Class C expenses for the International Value Fund.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related administrative and compliance services for the Funds. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from each Fund at an annual rate of 0.10% on its average daily net assets up to $100 million; 0.075% on the next $100 million of such net assets; and 0.05% on such net assets in excess of $200 million, subject to a $1,000 minimum monthly fee.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
Under the terms of a Transfer, Dividend, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in each class of each Fund, subject to a $1,200 minimum monthly fee for each class of shares of a Fund. In addition, each Fund pays out-of-pocket expenses, including but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, CFS receives a monthly fee of $3,000 from each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
2480 Securities LLC (Underwriter), an affiliate of the Adviser, serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $1,840, $10,480, $2,068 and $856 from underwriting and broker commissions on the sale of shares of the Large Cap Value Fund, Small Cap Value Fund, Balanced Fund, and International Value Fund, respectively, during the period ended March 31, 1998.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which Class A shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) which provides for two categories of payments. First, the Class C Plan provides for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of 0.25% of a Fund's average daily net assets allocable to Class C shares. In addition, the Class C shares may directly incur or reimburse the Underwriter in an amount not to exceed 0.75% per annum of a Fund's average daily net assets allocable to Class C shares for certain distribution-related expenses incurred in the distribution and promotion of the Fund's Class C shares.

5.   Foreign Currency Translation

With respect to the International Value Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

     A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

     B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

     C. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments, resulting from changes in exchange rates.

6.   Forward Foreign Currency Exchange Contracts

The International Value Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 1998, the International Value Fund had forward foreign currency exchange contracts outstanding as follows:

                                                                               Net Unrealized
        Settlement                To Receive        Initial          Market     Appreciation
           Date                  (To Deliver)        Value           Value     (Depreciation)
-------------------------     ---------------     ----------      ----------    ------------
Contracts To Sell
    04/02/98 ............        (82,026) DKK     $  (11,651)     $  (11,635)     $      16
    04/15/98 ............        (23,000) AUD        (15,507)        (15,237)           270
    05/15/98 ............       (292,000) FRF        (48,402)        (47,298)         1,104
    05/15/98 ............        (25,800) GBP        (41,979)        (43,176)        (1,197)
    05/15/98 ............        (32,500) NLG        (15,873)        (15,646)           227
    06/15/98 ............    (12,409,000) JPY        (99,842)        (94,285)         5,557
    07/15/98 ............        (60,300) CHF        (42,791)        (40,088)         2,703
    08/14/98 ............       (121,400) CAD        (84,784)        (85,515)          (731)
    08/14/98 ............       (152,700) HKD        (19,420)        (17,998)         1,422
    09/15/98 ............        (57,400) DEM        (31,707)        (31,364)           343
    10/15/98 ............        (22,000) AUD        (14,643)        (14,610)            33
    03/15/99 ............       (185,300) HKD        (23,329)        (23,207)           122
                                                   ---------       ---------      ---------
Total sell contracts ....                           (449,928)       (440,059)         9,869
                                                   ---------       ---------      ---------

                                                                     Net Unrealized
     Settlement                To Receive      Initial       Market   Appreciation
        Date                  (To Deliver)      Value        Value   (Depreciation)
-------------------------    -------------    ---------    ---------  ------------
Contracts To Buy
    04/01/98 ............        7,294 CHF    $   4,797    $   4,784    $     (13)
    04/01/98 ............       16,370 DEM        8,882        8,852          (30)
    04/01/98 ............    1,347,871 JPY       10,223       10,108         (115)
    04/01/98 ............       92,136 SEK       11,575       11,525          (50)
    04/02/98 ............        5,521 AUD        3,666        3,661           (5)
    04/02/98 ............       14,787 GBP       24,898       24,762         (136)
    05/15/98 ............      292,000 FRF       48,926       47,299       (1,627)
    07/15/98 ............       60,300 CHF       42,687       40,088       (2,599)
    08/14/98 ............       34,300 CAD       24,189       24,161          (28)
    08/14/98 ............        2,414 GBP        3,941        4,022           81
                                              ---------    ---------    ---------
Total buy contracts                             183,784      179,262       (4,522)
                                              ---------    ---------    ---------
NET CONTRACTS                                 $(266,144)   $(260,797)   $   5,347
                                              =========    =========    =========

AUD --  Australian Dollar      GBP  --  British Pound Sterling
CAD --  Canadian Dollar        HKD  --  Hong Kong Dollar
CHF --  Swiss Franc            JPY  --  Japanese Yen
DEM --  German Mark            NLG  --  Netherland Guilder
DKK --  Danish Krone           SEK  --  Swedish Krona
FRF --  French Franc

Report of Independent Auditors
To the Shareholders and Board of Trustees of
Dean Family of Funds
--------------------------------------------------------------------------------

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Dean Family of Funds (comprising, respectively, Large Cap Value Fund, Small Cap Value Fund, Balanced Fund, and International Value Fund) (the Funds) as of March 31, 1998, and the related statements of operations, statements of changes in net assets, and the financial highlights presented herein for the periods ended March 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Dean Family of Funds as of March 31, 1998, and the results of their operations, the changes in their net assets, and their financial highlights presented herein for the periods ended March 31, 1998, in conformity with generally accepted accounting principles.

                                       /s/ Ernst & Young LLP
                                       Cincinnati, Ohio
                                       May 19, 1998

DEAN FAMILY OF FUNDS
2480 Kettering Tower
Dayton, Ohio 45423

BOARD OF TRUSTEES
Victor S. Curtis
Chauncey H. Dean
Dr. Robert D. Dean
Frank J. Perez
Dr. David H. Ponitz
Frank H. Scott
Gilbert P. Williamson

INVESTMENT ADVISER
C.H. DEAN & ASSOCIATES, INC.
2480 Kettering Tower
Dayton, Ohio 45423

UNDERWRITER
2480 SECURITIES LLC
2480 Kettering Tower
Dayton, Ohio 45423

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 888-899-8343
Cincinnati: 513-629-2285

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Chairman and President's Letter ..........................................     1
Discussions of Performance:
   Small Cap Value Fund ..................................................     3
   Large Cap Value Fund ..................................................     4
   Balanced Fund .........................................................     5
   International Value Fund ..............................................     6
Fund Facts ...............................................................     7
Portfolios of Investments:
   Large Cap Value Fund ..................................................     9
   Small Cap Value Fund ..................................................    12
   Balanced Fund .........................................................    17
   International Value Fund ..............................................    20
Financial Statements .....................................................    23
Notes to Financial Statements ............................................    30
Auditor's Report .........................................................    35
--------------------------------------------------------------------------------